             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS

This Prospectus provides important information about the Delaware Medallion II variable annuity policies issued by Allmerica Financial Life Insurance and Annuity Company and Delaware Medallion I variable annuity policies issued by Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company. The policy is a flexible payment tax-deferred combination variable and fixed annuity offered on both a group and individual basis. Neither of these policies is currently being sold in any jurisdiction. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Information specific to Delaware Medallion I is set forth in Appendix B. Owners of these policies should review this Appendix first.

A Statement of Additional Information dated May 1, 2000 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by completing the attached request card or by calling Annuity Client Services at 1-800-533-2124. The Table of Contents of the Statement of Additional Information is listed on page 3 of this Prospectus. This Prospectus and the Statement of Additional Information can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

The Variable Account, known as Separate Account VA-K is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this policy invests exclusively in shares of one of the following funds.

DELAWARE GROUP PREMIUM FUND          AIM VARIABLE INSURANCE FUNDS         ALLIANCE VARIABLE PRODUCTS SERIES
DGPF Growth & Income Series          AIM V.I. Growth Fund                 FUND, INC. (CLASS B)
DGPF Devon Series                    AIM V.I. High Yield Fund             Alliance Growth Portfolio
DGPF Growth Opportunities Series     AIM V.I. International Equity Fund   Alliance Growth and Income Portfolio
DGPF U.S. Growth Series              AIM V.I. Value Fund                  Alliance Premier Growth Portfolio
DGPF Select Growth Series                                                 Alliance Technology Portfolio
DGPF Social Awareness Series         THE ALGER AMERICAN FUND
DGPF REIT Series                     Alger American Leveraged AllCap      FRANKLIN TEMPLETON VARIABLE
DGPF Small Cap Value Series          Portfolio                            INSURANCE PRODUCTS TRUST (CLASS 2)
DGPF Trend Series                    Alger American MidCap Growth         Franklin Small Cap Fund
DGPF International Equity Series     Portfolio                            Mutual Shares Securities Fund
DGPF Emerging Markets Series         Alger American Small Capitalization  Templeton Growth Securities Fund
DGPF Balanced Series                 Portfolio                            Templeton International Securities Fund
DGPF Convertible Securities Series
DGPF High Yield Series                                                    PIONEER VARIABLE CONTRACTS
DGPF Capital Reserves Series                                              TRUST (CLASS II)
DGPF Strategic Income Series DGPF                                         Pioneer Emerging Markets VCT
Cash Reserve Series                                                       Portfolio
DGPF Global Bond Series                                                   Pioneer Mid-Cap Value VCT Portfolio

The Company's General Account is also available as an investment option and offers a fixed interest rate guaranteed for one year from the time a payment is received.

THIS ANNUITY IS NOT A BANK DEPOSITOR OR OBLIGATION; FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DATED MAY 1, 2000

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................         4
SUMMARY OF FEES AND EXPENSES................................         6
SUMMARY OF POLICY FEATURES..................................        14
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE
 UNDERLYING INVESTMENT COMPANIES............................        18
INVESTMENT OBJECTIVES AND POLICIES..........................        20
PERFORMANCE INFORMATION.....................................        24
CHARGES AND DEDUCTIONS......................................        26
  A.   Surrender Charge.....................................        26
  B.   Premium Taxes........................................        29
  C.   Policy Fee...........................................        29
  D.   Optional Minimum Guaranteed Annuity Payout (M-GAP)
    Rider Charge............................................        29
  E.   Annual Charges Against Separate Account Assets.......        29
THE VARIABLE ANNUITY POLICIES...............................        31
  A.   Purchase Payments....................................        31
  B.   Transfer Privilege...................................        32
  C.   Surrender............................................        33
  D.   Partial Redemption...................................        33
  E.   Death Benefit........................................        34
  F.   The Spouse of the Owner as Beneficiary...............        35
  G.   Assignment...........................................        35
  H.   Electing the Form of Annuity and the Annuity Date....        36
  I.   Description of Variable Annuity Options..............        37
  J.   Optional Minimum Guaranteed Annuity Payout (M-GAP)
    Rider...................................................        38
  K.   NORRIS Decision......................................        40
  L.   Computation of Policy Values and Annuity Benefit
    Payments................................................        40
        Determination of the First Variable Annuity Benefit
        Payment.............................................        40
        The Annuity Unit....................................        41
        Determination of the Number of Annuity Units........        41
        Dollar Amount of Subsequent Variable Annuity Benefit
        Payments............................................        41
FEDERAL TAX CONSIDERATIONS..................................        42
  A.   General..............................................        42
        The Company.........................................        42
        Diversification Requirements........................        42
        Investor Control....................................        42
  B.   Qualified and Non-Qualified Policies.................        43
  C.   Taxation of the Policies in General..................        43
        Withdrawals Prior to Annuitization..................        43
        Annuity Payouts After Annuitization.................        43
        Penalty on Distribution.............................        43
        Assignments or Transfers............................        44
        Nonnatural Owners...................................        44
        Deferred Compensation Plans of State and Local
        Governments and Tax-Exempt Organizations............        44
  D.   Tax Withholding......................................        44
  E.   Provisions Applicable to Qualified Employer Plans....        45
        Corporate and Self-Employed Pension and Profit
        Sharing Plans.......................................        45
        Individual Retirement Annuities.....................        45
        Tax-Sheltered Annuities.............................        45
        Texas Optional Retirement Program...................        46
LOANS (QUALIFIED POLICIES ONLY).............................        46

STATEMENTS AND REPORTS......................................        46
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........        46
VOTING RIGHTS...............................................        48
CHANGES TO COMPLY WITH LAW AND AMENDMENTS...................        48
LEGAL MATTERS...............................................        48
FURTHER INFORMATION.........................................        48
APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT....       A-1
APPENDIX B -- INFORMATION APPLICABLE ONLY TO OWNERS OF
 DELAWARE MEDALLION I ALLMERICA FINANCIAL LIFE INSURANCE AND
 ANNUITY COMPANY (Policy Form A3019-92) FIRST ALLMERICA
 FINANCIAL LIFE INSURANCE COMPANY (Policy Form
 A3019-94GRC)...............................................       B-1
APPENDIX C -- CONDENSED FINANCIAL INFORMATION...............       C-1

                 STATEMENT OF ADDITIONAL INFORMATION
                          TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY.............................         2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
 COMPANY....................................................         3
SERVICES....................................................         3
UNDERWRITERS................................................         3
ANNUITY BENEFIT PAYMENTS....................................         4
EXCHANGE OFFER..............................................         6
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING)
 PROGRAM....................................................         8
  PERFORMANCE INFORMATION...................................         8
FINANCIAL STATEMENTS........................................       F-1

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the General Account credited to the Policy on any date before the Annuity Date.

ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Policy to whom the Annuity is to be paid.

ANNUITY DATE: the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Annuitant's 90th birthday.

ANNUITY UNIT: a unit of measure used to calculate the value of the periodic annuity payments under the Policy.

COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company for all Delaware Medallion II policies (Form No. 3022-93) and for all Delaware Medallion I policies (Form No. 3019-92) except for Delaware Medallion I policies issued in New York on Form No. 301994 GRC on and after April 1, 1994. With regard to New York policies issued on and after April 1, 1994, any reference to "Company" refers exclusively to First Allmerica Financial Life Insurance Company.

FIXED ANNUITY PAYOUT: an annuity payout providing for payments which remain fixed in amount throughout the annuity payment period.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

OWNER (YOU): the Owner of a Policy who may exercise all rights under the Policy, subject to the consent of any irrevocable beneficiary. After the Annuity Date, the Annuitant will be the Owner.

SEPARATE ACCOUNT: Separate Account VA-K of the Company, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: a subdivision of Separate Account VA-K investing exclusively in the shares of a corresponding investment portfolio of Delaware Group Premium Fund ("DGPF"), AIM Variable Insurance Funds ("AVIF"), The Alger American Fund ("Alger"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Franklin Templeton Variable Insurance Products Trust ("FT VIP") and Pioneer Variable Contracts Trust ("Pioneer VCT").

SURRENDER VALUE: the Accumulated Value of the Policy minus any Policy fee, rider charge and/or surrender charge that may apply upon surrender.

UNDERLYING FUNDS (FUNDS): an investment portfolio of DGPF, AVIF, Alger, Alliance, FT VIP and Pioneer VCT in which a Sub-Account invests.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and unit values of the Sub-Accounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy was received) when there is a sufficient degree of trading in an Underlying Fund portfolio securities such that the current unit value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ANNUITY PAYOUT: an annuity payout providing for payments varying in amount in accordance with the investment experience of certain Underlying Funds.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will bear under the Delaware Medallion I and II Policies. The purpose of the following tables is to assist you in understanding these fees and expenses. The tables show (1) charges under the Policy, (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Funds. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "B. Premium Taxes" under CHARGES AND DEDUCTIONS.

                                                                  YEARS FROM
                                                                DATE OF PAYMENT    CHARGE
1. POLICY CHARGES:                                              ---------------    ------
SURRENDER CHARGE:*                                                    0-3           7.0%
  This charge may be assessed upon surrender, withdrawal or            4            6.0%
  annuitization under any commutable period certain option             5            5.0%
  or a noncommutable period certain option of less than ten            6            4.0%
  years. The charge is a percentage of payments applied to             7            3.0%
  the amount surrendered (in excess of any amount that is         More than 7        0%
  free of surrender charge) within the indicated time
  period.

TRANSFER CHARGE:                                                                    None
  The Company currently makes no charge for processing
  transfers and guarantees that the first 12 transfers in a
  Policy year will not be subject to a transfer charge. For
  each subsequent transfer, the Company reserves the right
  to assess a charge, guaranteed never to exceed $25, to
  reimburse the Company for the costs of processing the
  transfer.

ANNUAL POLICY FEE:                                                                  $30
  The fee is deducted annually and upon surrender prior to
  the Annuity Date when Accumulated Value is $50,000 or
  less. The fee is waived for Policies issued to and
  maintained by the trustee of a 401(k) plan.

OPTIONAL RIDER CHARGES:
  Under the following riders, 1/12th of the annual charge is deducted pro-rata on a monthly basis at the end of each
  month and, if applicable, at termination of the rider. The charge on an annual basis as a percentage of the
  Accumulated Value is:
    Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider                       0.25%
      with a ten-year waiting period:
    Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider                       0.15%
      with a fifteen-year waiting period:

2. ANNUAL SUB-ACCOUNT EXPENSES:
  (on an annual basis as percentage of average daily net
  assets)
  Mortality and Expense Risk Charge:                                               1.25%
  Administrative Expense Charge:                                                   0.15%
                                                                                   ------
  Total Annual Expenses:                                                           1.40%

*From time to time the Company may allow a reduction of the surrender charge, the period during which the charges apply, or both, and/or credit additional amounts on Policies when (1) Policies are sold to individuals or groups of individuals in a manner which reduces sales expenses, or (2) where the Owner or the Annuitant on the date of issue is within certain classes of eligible persons. For more information, see "A. Surrender Charge" under CHARGES AND DEDUCTIONS.

3. ANNUAL UNDERLYING FUND EXPENSES: Total expenses of the Underlying Funds are not fixed or specified under the terms of the Policy and will vary from year to year. The levels of fees and expenses also vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds as a percentage of average net assets for the year ended December 31, 1999, as adjusted for any material changes.

                                                                                                  TOTAL FUND
                                                                                                   EXPENSES
                                             MANAGEMENT FEE                  OTHER EXPENSES       (AFTER ANY
                                               (AFTER ANY                      (AFTER ANY          WAIVERS/
FUND                                       VOLUNTARY WAIVERS)   12B-1 FEES   REIMBURSEMENTS)    REIMBURSEMENTS)
----                                       ------------------   ----------   ---------------   -----------------
DGPF Growth & Income Series..............        0.60%            --               0.11%       0.71%(2)
DGPF Devon Series........................        0.65%            --               0.12%       0.77%(2)
DGPF Growth Opportunities Series.........        0.75%            --               0.07%       0.82%(2)
DGPF U.S. Growth Series*.................        0.61%            --               0.14%       0.75%(1)(2)
DGPF Select Growth Series................        0.74%            --               0.06%       0.80%(1)(2)
DGPF Social Awareness Series.............        0.70%            --               0.15%       0.85%(1)(2)
DGPF REIT Series.........................        0.64%            --               0.21%       0.85%(1)(2)
DGPF Small Cap Value Series..............        0.75%            --               0.10%       0.85%(2)
DGPF Trend Series........................        0.75%            --               0.07%       0.82%(2)
DGPF International Equity Series.........        0.83%            --               0.12%       0.95%(1)(2)
DGPF Emerging Markets Series.............        1.19%            --               0.28%       1.47%(1)(2)
DGPF Balanced Series.....................        0.65%            --               0.11%       0.76%(2)
DGPF Convertible Securities Series.......        0.75%            --               0.08%       0.83%(2)
DGPF High Yield Series...................        0.65%            --               0.09%       0.74%(2)
DGPF Capital Reserves Series.............        0.50%            --               0.26%       0.76%(2)
DGPF Strategic Income Series.............        0.65%            --               0.15%       0.80%(2)
DGPF Cash Reserve Series.................        0.45%            --               0.10%       0.55%(2)
DGPF Global Bond Series..................        0.75%            --               0.10%       0.85%(2)
AIM V.I. Growth Fund.....................        0.63%            --               0.10%       0.73%
AIM V.I. High Yield Fund.................        0.63%            --               0.51%       1.14%(3)
AIM V.I. International Equity Fund.......        0.75%            --               0.22%       0.97%
AIM V.I. Value Fund......................        0.61%            --               0.15%       0.76%
Alger American Leveraged AllCap
 Portfolio...............................        0.85%            --               0.08%(4)    0.93%
Alger American MidCap Growth Portfolio...        0.80%            --               0.05%       0.85%
Alger American Small Capitalization
 Portfolio...............................        0.85%            --               0.05%       0.90%
Alliance Growth Portfolio (Class B)......        0.75%             0.25%           0.12%       1.12%
Alliance Growth and Income Portfolio
 (Class B)...............................        0.63%             0.25%           0.09%       0.97%
Alliance Premier Growth Portfolio
 (Class B)...............................        1.00%             0.25%           0.04%       1.29%
Alliance Technology Portfolio
 (Class B)...............................        1.00%             0.25%           0.27%       1.52%(5)
Franklin Small Cap Fund (Class 2)........        0.55%             0.25%           0.27%       1.07%(6)(7)
Mutual Shares Securities Fund
 (Class 2)...............................        0.60%             0.25%           0.19%       1.04%(6)(8)
Templeton Growth Securities Fund
 (Class 2)...............................        0.83%(9)          0.25%           0.05%       1.13%(6)(10)
Templeton International Securities Fund
 (Class 2)...............................        0.69%             0.25%           0.19%       1.13%(6)(11)
Pioneer Emerging Markets VCT Portfolio**
 (Class II)..............................        0.00%             0.25%           1.88%       2.13%(12)
Pioneer Mid-Cap Value VCT Portfolio**
 (Class II)..............................        0.65%             0.25%           0.11%       1.01%

*The DGPF U.S. Growth Series commenced operations on November 15, 1999. Expenses shown are based on annualized amounts.

**Class II shares of the Pioneer Emerging Markets VCT Portfolio and Pioneer Mid-Cap Value VCT Portfolio commenced operations on May 1, 2000; therefore, expenses shown are estimated and annualized.

(1)For the fiscal year ended December 31, 1999, before waiver and/or reimbursement by the investment adviser, total Series expenses as a percentage of average daily net assets were 0.81% for DGPF Select Growth

Series, 0.90% for DGPF Social Awareness Series, 0.96% for DGPF REIT Series, 1.53% for DGPF Emerging Markets Series, 0.97% for DGPF International Equity Series and 0.79% for DGPF U.S. Growth Series.

(2)The investment adviser for the DGPF Growth & Income Series, DGPF Devon Series, DGPF Growth Opportunities Series (formerly known as "DelCap Series"), DGPF U.S. Growth Series, DGPF Select Growth Series (formerly known as "Aggressive Growth Series"), DGPF Social Awareness Series, DGPF REIT Series, DGPF Small Cap Value Series, DGPF Trend Series, DGPF Balanced Series (formerly known as "Delaware Balanced Series"), DGPF Convertible Securities Series, DGPF High Yield Series (formerly known as "Delchester Series"), DGPF Capital Reserves Series, DGPF Strategic Income Series, and DGPF Cash Reserve Series is Delaware Management Company, a series of Delaware Management Business Trust ("Delaware Management"). The investment adviser for the DGPF International Equity Series, DGPF Emerging Markets Series and the DGPF Global Bond Series is Delaware International Advisers Ltd. ("Delaware International"). Effective May 1, 2000 through October 31, 2000, the investment advisers for the Series of DGPF have agreed voluntarily to waive their management fees and reimburse each Series for expenses to the extent that total expenses will not exceed 1.50% for the DGPF Emerging Markets Series; 0.95% for the DGPF International Equity Series; 0.85% for DGPF Growth Opportunities Series, DGPF Select Growth Series, DGPF Social Awareness Series, DGPF REIT Series, DGPF Small Cap Value Series, DGPF Trend Series, DGPF Convertible Securities Series and DGPF Global Bond Series, 0.75% for DGPF U.S. Growth Series, and 0.80% for all other Series. The fee ratios shown above have been restated, if necessary, to reflect the new voluntary limitations which took effect on May 1, 2000. The declaration of a voluntary expense limitation does not bind the investment advisers to declare future expense limitations with respect to these Funds.

(3)Had there been no fee waivers or expense reimbursements, the Management Fee, Other Expenses and Total Fund Expenses would have been 0.63%, 0.79% and 1.42%, respectively.

(4)Included in "Other Expenses" of the Alger American Leveraged AllCap Portfolio is 0.01% of interest expense.

(5)From time to time, the Alliance Technology Portfolio's investment adviser, in its own discretion, may voluntarily waive all or part of its fees and/or voluntarily assume certain portfolio expenses. An expense cap of 1.20% which was in effect during 1999, is no longer in effect as of May 1, 2000. Therefore, the expenses shown in the above table have been restated to reflect current fees without the cap.

(6)The fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus.

(7)On 2/8/00, a merger and reorganization was approved that combined the assets of the Franklin Small Cap Fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. On 2/28/00, fund shareholders approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after May 1, 2000 would be estimated to be the same.

(8)On 2/8/00, a merger and reorganization was approved that combined the assets of the Mutual Shares Securities Fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund.

(9)The fund administration fee is paid indirectly through the management fee.

(10)On 2/8/00, a merger and reorganization was approved that combined the assets of the Templeton Growth Securities Fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.80%, 12b-1 Fees 0.25%, Other Expenses 0.05%, and Total Fund Expenses 1.10%.

(11)On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as:
Management Fees 0.65%, 12b-1 Fees 0.25%, Other Expenses 0.20%, and Total Fund Expenses 1.10%.

(12)Fees and expenses reflect waivers/reimbursements currently applicable to the portfolio. As of May 1, 2000, Pioneer Investment Management, Inc. has agreed voluntarily to limit its management fee and, if necessary, to limit other operating expenses of Class I shares to 1.75% of the Pioneer Emerging Markets VCT Portfolio's average daily net assets attributable to Class I shares. The portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. This agreement is voluntary and temporary and may be revised or terminated at any time.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

EXPENSE EXAMPLES: The following examples demonstrate the cumulative expenses which an Owner would pay at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets and assumes that the Underlying Fund expenses listed above remain the same in each of the 1, 3, 5, and 10-year intervals. As required by the rules of the Securities and Exchange Commission ("SEC"), the Policy fee has been reflected in the examples by a method intended to show the "average" impact of the Policy fee on an investment in the Separate Account. The total Policy fees collected under the Policies by the Company are divided by the total average net assets attributable to the Policies. The resulting percentage is 0.03%, and the amount of the Policy fee is assumed to be $0.30 in the examples. The Policy fee is deducted only when the Accumulated Value is $50,000 or less. Lower charges apply to Policies issued and maintained as part of a 401(k) plan. Because the expenses of the Underlying Fund differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OF LESS THAN THOSE SHOWN.

(1)(a) If, at the end of the applicable time period, you surrender your Policy or annuitize* under any commutable fixed period certain option or a noncommutable fixed period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and no Rider:**

FUND                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----                                                         --------   --------   --------   --------
DGPF Growth & Income Series................................    $ 87       $136       $165       $247
DGPF Devon Series..........................................    $ 87       $137       $168       $253
DGPF Growth Opportunities Series...........................    $ 88       $139       $170       $258
DGPF U.S. Growth Series....................................    $ 87       $137       $167       $251
DGPF Select Growth Series..................................    $ 87       $138       $169       $256
DGPF Social Awareness Series...............................    $ 88       $140       $172       $262
DGPF REIT Series...........................................    $ 88       $140       $172       $262
DGPF Small Cap Value Series................................    $ 88       $140       $172       $262
DGPF Trend Series..........................................    $ 88       $139       $170       $258
DGPF International Equity Series...........................    $ 89       $142       $177       $272
DGPF Emerging Markets Series...............................    $ 94       $157       $203       $322
DGPF Balanced Series.......................................    $ 87       $137       $167       $252
DGPF Convertible Securities Series.........................    $ 88       $139       $171       $260
DGPF High Yield Series.....................................    $ 87       $136       $166       $250
DGPF Capital Reserves Series...............................    $ 87       $137       $167       $252
DGPF Strategic Income Series...............................    $ 87       $138       $169       $256
DGPF Cash Reserve Series...................................    $ 85       $131       $157       $231
DGPF Global Bond Series....................................    $ 88       $140       $172       $262
AIM V.I. Growth Fund.......................................    $ 87       $136       $166       $249
AIM V.I. High Yield Fund...................................    $ 91       $148       $187       $290
AIM V.I. International Equity Fund.........................    $ 89       $143       $178       $274
AIM V.I. Value Fund........................................    $ 87       $137       $167       $252
Alger American Leveraged AllCap Portfolio..................    $ 89       $142       $176       $270
Alger American MidCap Growth Portfolio.....................    $ 88       $140       $172       $262
Alger American Small Capitalization Portfolio..............    $ 88       $141       $175       $267
Alliance Growth Portfolio..................................    $ 90       $147       $186       $289
Alliance Growth and Income Portfolio.......................    $ 89       $143       $178       $274
Alliance Premier Growth Portfolio..........................    $ 92       $152       $194       $305
Alliance Technology Portfolio..............................    $ 94       $158       $205       $327
Franklin Small Cap Fund....................................    $ 90       $146       $183       $284
Mutual Shares Securities Fund..............................    $ 90       $145       $182       $281
Templeton Growth Securities Fund...........................    $ 90       $147       $186       $290
Templeton International Securities Fund....................    $ 90       $147       $186       $290
Pioneer Emerging Markets VCT Portfolio.....................    $100       $175       $233       $383
Pioneer Mid-Cap Value VCT Portfolio........................    $ 89       $144       $180       $278

(1)(b) If, at the end of the applicable time period, you surrender your Policy or annuitize* under any commutable fixed period certain option or a noncommutable fixed period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and election of a Minimum Guaranteed Annuity Payout (M-GAP) Rider** with a ten-year waiting period:

FUND                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----                                                         --------   --------   --------   --------
DGPF Growth & Income Series................................    $ 89       $143       $178       $273
DGPF Devon Series..........................................    $ 89       $144       $181       $279
DGPF Growth Opportunities Series...........................    $ 90       $146       $183       $284
DGPF U.S. Growth Series....................................    $ 89       $144       $180       $277
DGPF Select Growth Series..................................    $ 90       $145       $182       $282
DGPF Social Awareness Series...............................    $ 90       $147       $185       $287
DGPF REIT Series...........................................    $ 90       $147       $185       $287
DGPF Small Cap Value Series................................    $ 90       $147       $185       $287
DGPF Trend Series..........................................    $ 90       $146       $183       $284
DGPF International Equity Series...........................    $ 91       $149       $190       $296
DGPF Emerging Markets Series...............................    $ 96       $164       $214       $346
DGPF Balanced Series.......................................    $ 89       $144       $180       $278
DGPF Convertible Securities Series.........................    $ 90       $146       $184       $285
DGPF High Yield Series.....................................    $ 89       $143       $179       $276
DGPF Capital Reserves Series...............................    $ 89       $144       $180       $278
DGPF Strategic Income Series...............................    $ 90       $145       $182       $282
DGPF Cash Reserve Series...................................    $ 87       $138       $169       $256
DGPF Global Bond Series....................................    $ 90       $147       $185       $287
AIM V.I. Growth Fund.......................................    $ 89       $143       $179       $275
AIM V.I. High Yield Fund...................................    $ 93       $155       $199       $315
AIM V.I. International Equity Fund.........................    $ 91       $150       $191       $298
AIM V.I. Value Fund........................................    $ 89       $144       $180       $278
Alger American Leveraged AllCap Portfolio..................    $ 91       $149       $189       $294
Alger American MidCap Growth Portfolio.....................    $ 90       $147       $185       $287
Alger American Small Capitalization Portfolio..............    $ 91       $148       $187       $291
Alliance Growth Portfolio..................................    $ 93       $154       $198       $313
Alliance Growth and Income Portfolio.......................    $ 91       $150       $191       $298
Alliance Premier Growth Portfolio..........................    $ 94       $159       $206       $329
Alliance Technology Portfolio..............................    $ 96       $165       $217       $350
Franklin Small Cap Fund....................................    $ 92       $153       $195       $308
Mutual Shares Securities Fund..............................    $ 92       $152       $194       $305
Templeton Growth Securities Fund...........................    $ 93       $154       $198       $314
Templeton International Securities Fund....................    $ 93       $154       $198       $314
Pioneer Emerging Markets VCT Portfolio.....................    $102       $182       $244       $404
Pioneer Mid-Cap Value VCT Portfolio........................    $ 92       $151       $192       $302

(2)(a) If, at the end of the applicable time period, you annuitize* under a life option or a noncommutable fixed period certain option of ten years or longer, or if you do NOT surrender or annuitize your Policy, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and no Rider:**

FUND                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----                                                         --------   --------   --------   --------
DGPF Growth & Income Series................................    $22        $ 67       $115       $247
DGPF Devon Series..........................................    $22        $ 69       $118       $253
DGPF Growth Opportunities Series...........................    $23        $ 70       $120       $258
DGPF U.S. Growth Series....................................    $22        $ 68       $117       $251
DGPF Select Growth Series..................................    $23        $ 70       $119       $256
DGPF Social Awareness Series...............................    $23        $ 71       $122       $262
DGPF REIT Series...........................................    $23        $ 71       $122       $262
DGPF Small Cap Value Series................................    $23        $ 71       $122       $262
DGPF Trend Series..........................................    $23        $ 70       $120       $258
DGPF International Equity Series...........................    $24        $ 74       $127       $272
DGPF Emerging Markets Series...............................    $29        $ 90       $153       $322
DGPF Balanced Series.......................................    $22        $ 69       $117       $252
DGPF Convertible Securities Series.........................    $23        $ 71       $121       $260
DGPF High Yield Series.....................................    $22        $ 68       $116       $250
DGPF Capital Reserves Series...............................    $22        $ 69       $117       $252
DGPF Strategic Income Series...............................    $23        $ 70       $119       $256
DGPF Cash Reserve Series...................................    $20        $ 62       $107       $231
DGPF Global Bond Series....................................    $23        $ 71       $122       $262
AIM V.I. Growth Fund.......................................    $22        $ 68       $116       $249
AIM V.I. High Yield Fund...................................    $26        $ 80       $137       $290
AIM V.I. International Equity Fund.........................    $24        $ 75       $128       $274
AIM V.I. Value Fund........................................    $22        $ 69       $117       $252
Alger American Leveraged AllCap Portfolio..................    $24        $ 74       $126       $270
Alger American MidCap Growth Portfolio.....................    $23        $ 71       $122       $262
Alger American Small Capitalization Portfolio..............    $24        $ 73       $125       $267
Alliance Growth Portfolio..................................    $26        $ 79       $136       $289
Alliance Growth and Income Portfolio.......................    $24        $ 75       $128       $274
Alliance Premier Growth Portfolio..........................    $28        $ 84       $144       $305
Alliance Technology Portfolio..............................    $30        $ 91       $155       $327
Franklin Small Cap Fund....................................    $25        $ 78       $133       $284
Mutual Shares Securities Fund..............................    $25        $ 77       $132       $281
Templeton Growth Securities Fund...........................    $26        $ 80       $136       $290
Templeton International Securities Fund....................    $26        $ 80       $136       $290
Pioneer Emerging Markets VCT Portfolio.....................    $36        $109       $185       $383
Pioneer Mid-Cap Value VCT Portfolio........................    $25        $ 76       $130       $278

(2)(b) If, at the end of the applicable time period, you annuitize* under a life option or a noncommutable fixed period certain option of ten years or longer, or if you do NOT surrender or annuitize your Policy, you would pay the following expenses on a $1,000 investment, assuming an annual 5% return on assets and election of a Minimum Guaranteed Annuity Payout (M-GAP) Rider** with a ten-year waiting period:

FUND                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
----                                                         --------   --------   --------   --------
DGPF Growth & Income Series................................    $24        $ 75       $128       $273
DGPF Devon Series..........................................    $25        $ 76       $131       $279
DGPF Growth Opportunities Series...........................    $25        $ 78       $133       $284
DGPF U.S. Growth Series....................................    $25        $ 76       $130       $277
DGPF Select Growth Series..................................    $25        $ 77       $132       $282
DGPF Social Awareness Series...............................    $26        $ 79       $135       $287
DGPF REIT Series...........................................    $26        $ 79       $135       $287
DGPF Small Cap Value Series................................    $26        $ 79       $135       $287
DGPF Trend Series..........................................    $25        $ 78       $133       $284
DGPF International Equity Series...........................    $27        $ 82       $140       $296
DGPF Emerging Markets Series...............................    $32        $ 97       $165       $346
DGPF Balanced Series.......................................    $25        $ 76       $130       $278
DGPF Convertible Securities Series.........................    $25        $ 78       $134       $285
DGPF High Yield Series.....................................    $25        $ 75       $129       $276
DGPF Capital Reserves Series...............................    $25        $ 76       $130       $278
DGPF Strategic Income Series...............................    $25        $ 77       $132       $282
DGPF Cash Reserve Series...................................    $23        $ 70       $119       $256
DGPF Global Bond Series....................................    $26        $ 79       $135       $287
AIM V.I. Growth Fund.......................................    $24        $ 75       $129       $275
AIM V.I. High Yield Fund...................................    $29        $ 87       $149       $315
AIM V.I. International Equity Fund.........................    $27        $ 82       $141       $298
AIM V.I. Value Fund........................................    $25        $ 76       $130       $278
Alger American Leveraged AllCap Portfolio..................    $26        $ 81       $139       $294
Alger American MidCap Growth Portfolio.....................    $26        $ 79       $135       $287
Alger American Small Capitalization Portfolio..............    $26        $ 80       $137       $291
Alliance Growth Portfolio..................................    $28        $ 87       $148       $313
Alliance Growth and Income Portfolio.......................    $27        $ 82       $141       $298
Alliance Premier Growth Portfolio..........................    $30        $ 92       $156       $329
Alliance Technology Portfolio..............................    $32        $ 99       $167       $350
Franklin Small Cap Fund....................................    $28        $ 85       $145       $308
Mutual Shares Securities Fund..............................    $28        $ 84       $144       $305
Templeton Growth Securities Fund...........................    $28        $ 87       $148       $314
Templeton International Securities Fund....................    $28        $ 87       $148       $314
Pioneer Emerging Markets VCT Portfolio.....................    $38        $116       $196       $404
Pioneer Mid-Cap Value VCT Portfolio........................    $27        $ 84       $142       $302

*The Policy fee is not deducted after annuitization. No surrender charge is assessed at the time of annuitization if you elect a life contingency option or a noncommutable period certain option of ten years or more.

**If the Minimum Guaranteed Annuity Payout (M-GAP) Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in your Policy.

                           SUMMARY OF POLICY FEATURES

INVESTMENT OPTIONS. During the life of the Policy, purchase payments may be allocated among a total of seventeen of the available 35 Sub-Accounts in addition to the DGPF Cash Reserve Series and, where offered, a fixed interest account ("General Account") of the Company.

The variable Sub-Accounts are subdivisions of Separate Account VA-K ("Separate Account"), a separate account of the Company. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve the supervision of the management or investment practices or policies of the Separate Account by the SEC. For information about the Separate Account and the Company, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING INVESTMENT COMPANIES. For more information about the General Account see APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

INVESTMENT IN THE SUB-ACCOUNTS. Each Sub-Account available under the Policies invests its assets without sales charge in a corresponding investment portfolio ("Underlying Fund") of Delaware Group Premium Fund ("DGPF"), AIM Variable Insurance Funds ("AVIF"), The Alger American Fund ("Alger"), Alliance Variable Products Series Fund, Inc. ("Alliance"), Franklin Templeton Variable Insurance Products Trust ("FT VIP") and Pioneer Variable Contracts Trust ("Pioneer VCT"). Each Underlying Fund operates pursuant to different investment objectives and this range of investment options enables the Owner to allocate money among the Funds to meet his/her particular investment needs. There can be no assurance that the investment objectives of an Underlying Fund can be achieved or that the value of a Policy will equal or exceed the aggregate amount of the purchase payments made. For more information about the investments of the Underlying Funds, see DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING INVESTMENT COMPANIES. The accompanying prospectuses of the Funds describes the investment objectives and risks of each of the Underlying Funds.

The value of each Sub-Account will vary daily depending on the performance of the investments made by the respective Underlying Funds. Dividends or capital gains distributions received from an Underlying Fund are reinvested in additional shares of that Underlying Fund, which are retained as assets of the Sub-Account

TRANSFERS AMONG INVESTMENT OPTIONS. Prior to the Annuity Date and subject to the 17-fund limitation discussed above, amounts may be transferred among the Sub-Accounts and between the Sub-Accounts and the General Account as described under "B. Transfer Privilege" under THE VARIABLE ANNUITY POLICIES. Automatic Transfers (Dollar Cost Averaging) which gradually moves money to one or more of the Underlying Funds and Automatic Account Rebalancing which ensures that assets remain allocated according to your designated percentage allocation mix are also available at no additional charge.

ANNUITY PAYMENTS. The owner of a Policy ("Owner") may select variable annuity benefit payments based on the investment performance of certain Sub-Accounts, fixed annuity payouts, or a combination of fixed and variable payments. Fixed annuity payouts are guaranteed by the Company.

In addition, an optional Minimum Guaranteed Annuity Payout (M-GAP) Rider is currently available in most jurisdictions for a separate monthly charge. If elected, the Rider provides the Annuitant a guaranteed minimum amount of income after the specified waiting period under a life contingent fixed annuity payout option, subject to certain conditions. On each Policy anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this

Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in your Policy. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

    (a) the Accumulated Value on the Policy Anniversary that the M-GAP Benefit Base is being determined; or

    (b) the Accumulated Value on the effective date of the Rider compounded daily at an effective annual yield of 5% plus gross payments made thereafter compounded daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

    (c) the highest Accumulated Value on any Policy anniversary since the Rider effective date, as determined after being increased for subsequent payments and proportionately reduced for subsequent withdrawals.

For more details see "J. Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider" under THE VARIABLE ANNUITY POLICIES.

CANCELLATION RIGHTS. An individual purchasing a Policy ("IRA") may cancel it within ten days of receipt. In certain states an Owner may have special cancellation rights. For more information about cancellation rights, see RIGHT TO CANCEL OR SURRENDER.

PAYMENT MINIMUMS AND MAXIMUMS. Purchase payments are not limited as to frequency and number, but no payments may be submitted within one month of the Annuity Date. Generally, the initial purchase payment must be at least $600 and subsequent payments must be at least $50. Under a monthly automatic payment plan, or a payroll deduction plan, each purchase payment must be at least $50. In cases where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, however, the Company may issue a Policy on the employee if the plan's average annual contribution per eligible plan participant is at least $600.

The Company reserves the right to set maximum limits on the aggregate purchase payments made under the Policy. In addition, the Internal Revenue Code (the "Code") imposes maximum limits on contributions under qualified annuity plans.

CHARGES AND DEDUCTIONS. For a complete discussion of charges, see CHARGES AND DEDUCTIONS.

A.  SURRENDER CHARGES

No sales charge is deducted from purchase payments at the time the payments are made. However, a surrender charge may be assessed on withdrawals of payments that have not been invested for seven full years.

B.  ANNUAL POLICY FEE

The Company will deduct a Policy fee equal to $30 from the Accumulated Value on the Policy anniversary, and upon full surrender of the Policy if the Accumulated Value on those dates is $50,000 or less. The Policy fee is waived for policies issued to a trustee of a 401(k) plan.

C.  PREMIUM TAXES

A deduction for state and local premium taxes, if any, may be made as described under "B. Premium Taxes." Premium taxes may range from 0 to 3.5%.

D.  SEPARATE ACCOUNT ASSET CHARGES

The Company will deduct on a daily basis, an annual charge equal to 1.25% of the average daily net assets of each Sub-Account. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover administrative expenses, the Company deducts on a daily basis, an annual charge of 0.15% of the average daily net assets in the Sub-Accounts.

E.  TRANSFER CHARGE

The Company currently makes no charge for transfers. The Company guarantees that the first twelve transfers in a Policy year will be free of charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer. If the Owner has elected automatic transfers or automatic rebalancing, the first automatic transfer or rebalancing will count as one transfer for purposes of the twelve which are guaranteed to be free of a transfer charge in each Policy year. Each subsequent automatic transfer or rebalancing is without transfer charge and does not reduce the remaining number of transfers which may be made free of a transfer charge in that Policy year.

F.  CHARGES OF THE UNDERLYING FUNDS

In addition to the charges described above, each Underlying Fund incurs certain management fees and expenses which are more fully described in "Other Charges" and in the prospectuses of the Underlying Funds. These charges vary among the Underlying Funds and may change from year to year. In addition, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waivers/reimbursements see "Annual Underlying Fund Expenses" under SUMMARY OF FEES AND EXPENSES.

G.  OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER CHARGE

Subject to state availability, the Owner may elect the following optional Rider. If you elect the Rider, a separate monthly charge is deducted from the Accumulated Value at the end of each month within which the Rider has been in effect. The applicable charge is assessed by multiplying the Accumulated Value on the last day of each month and, if applicable, on the date the Rider is terminated by 1/12th of the following annual percentage rates:

Minimum Guaranteed Annuity Payout Rider with a ten-year
  waiting period............................................  0.25%
Minimum Guaranteed Annuity Payout Rider with a fifteen-year
  waiting period............................................  0.15%

For a description of this Rider, see "D. Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider Charge" under CHARGES AND DEDUCTIONS, and "J. Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider" under THE VARIABLE ANNUITY POLICIES.

SURRENDER OR PARTIAL REDEMPTION. At any time before the Annuity Date, the Owner has the right either to surrender the Policy in full and receive its Surrender Value or or to redeem a portion of the Policy's value subject to certain limits and any applicable surrender charge. There may be tax consequences for surrender or redemptions. For further information, see "C. Surrender" and "D. Partial Redemption" under THE VARIABLE ANNUITY POLICIES, "A. Surrender Charge" under CHARGES AND DEDUCTIONS and FEDERAL TAX CONSIDERATIONS.

DEATH BENEFIT. If the Annuitant or Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon death of the Annuitant, the death benefit is equal to the greatest of (a) the Accumulated Value on the Valuation Date that the Company receives due proof of death; (b) the sum of the gross payment(s) made under the Policy reduced proportionately to reflect the amount of all partial redemptions, or (c) the death benefit that would have been payable on the most recent fifth year Policy Anniversary, increased for subsequent purchase payments and reduced proportionately to reflect withdrawals after that date. Upon death of the Owner, who is not also the Annuitant, the death benefit will equal the Accumulated Value of the Policy next determined following receipt of due proof of death at the Principal Office. See "E. Death Benefit" under THE VARIABLE ANNUITY POLICIES.

SALES OF POLICIES. The Policies were originally sold by agents of the Company who are registered representatives of Allmerica Investments, Inc., a broker-dealer affiliate of the Company. The Policies were also sold by certain other broker-dealers which are members of the National Association of Securities Dealers, Inc., and whose representatives are authorized by applicable law to sell variable a annuity policies. See "Sales Expense." These policies are no longer being issued.

             DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND
                      THE UNDERLYING INVESTMENT COMPANIES

THE COMPANY. The Company is a life insurance company organized under the laws of Delaware in July 1974. Its principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1999 the Company had over $17 billion in assets and over $26 billion of life insurance in force.

Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is among the five oldest life insurance companies in America. As of December 31, 1998, First Allmerica and its subsidiaries (including the Company) had over $25 billion in combined assets and over $43 billion in life insurance in force.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT. Separate Account VA-K (the "Separate Account") is a separate investment account of the Company. The assets used to fund the variable portions of the Policies are set aside in the Sub-Accounts of the Separate Account, and are kept separate from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account without regard to other income, capital gains, or capital losses of the Company. Obligations under the Policies are obligations of the Company. Under Delaware law, the assets of the Separate Account may not be charged with any liabilities arising out of any other business of the Company.

The Board of Directors of the Company authorized the Separate Account on November 1, 1990. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act. Such registration does not involve the supervision or management of investment practices or policies of the Separate Account or the Company by the SEC. The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts.

THE COMPANY OFFERS OTHER VARIABLE ANNUITY CONTRACTS INVESTING IN THE SEPARATE ACCOUNT WHICH ARE NOT DISCUSSED IN THIS PROSPECTUS. THE SEPARATE ACCOUNT ALSO INVESTS IN OTHER UNDERLYING FUNDS WHICH ARE NOT AVAILABLE TO THE POLICIES DESCRIBED IN THIS PROSPECTUS.

THE UNDERLYING INVESTMENT COMPANIES

DELAWARE GROUP PREMIUM FUND. Delaware Group Premium Fund ("DGPF") is an open-end, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to serve as an investment medium for separate accounts supporting variable insurance policies. DGPF currently has 18 investment portfolios, each issuing a series of shares ("Series"): DGPF Growth & Income Series, DGPF Devon Series, DGPF Growth Opportunities Series, DGPF U.S. Growth Series, DGPF Select Growth Series, DGPF Social Awareness Series, DGPF REIT Series, DGPF Small Cap

Value Series, DGPF Trend Series, DGPF International Equity Series, DGPF Emerging Markets Series, DGPF Balanced Series, DGPF Convertible Securities Series, DGPF High Yield Series, DGPF Capital Reserves Series, DGPF Strategic Income Series, DGPF Cash Reserve Series, and DGPF Global Bond Series. The assets of each
Series are held separate from the assets of the other Series. Each
Series operates as a separate investment vehicle, and the income or losses of one have no effect on the investment performance of another Series. Shares of the Series are not offered to the general public but solely to separate accounts of life insurance companies.

The investment adviser for the DGPF Growth & Income Series, DGPF Devon Series, DGPF Growth Opportunities Series, DGPF U.S. Growth Series, DGPF Select Growth Series, DGPF Social Awareness Series, DGPF Small Cap Value Series, DGPF REIT Series, DGPF Trend Series, DGPF Balanced Series, DGPF Convertible Securities Series, DGPF High Yield Series, DGPF Capital Reserves Series, DGPF Strategic Income Series, and DGPF Cash Reserve Series is Delaware Management Company, a series of Delaware Management Business Trust. ("Delaware Management"). The investment adviser for the DGPF International Equity Series, DGPF Emerging Markets Series and the DGPF Global Bond Series is Delaware International Advisers Ltd. ("Delaware International").

AIM VARIABLE INSURANCE FUNDS. AIM Variable Insurance Funds ("AVIF"), an open-end, series, management investment company registered with the SEC under the 1940 Act, was organized as a Maryland corporation on January 22, 1993 and changed to a Delaware business trust on May 1, 2000. The investment adviser for the AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Equity Fund, and AIM V.I. Value Fund is A I M Advisors, Inc. ("AIM"). AIM was organized in 1976, and, together with its subsidiaries, manages or advises over 120 investment company portfolios encompassing a broad range of investment objectives.

THE ALGER AMERICAN FUND. The Alger American Fund ("Alger"), is an open-end, diversified management investment company established as a Massachusetts business trust on April 6, 1988 and registered with the SEC under the 1940 Act. The investment adviser for the Alger American Leveraged AllCap Portfolio, Alger American MidCap Growth Portfolio, and Alger American Small Capitalization Portfolio is Fred Alger Management, Inc.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.  Alliance Variable Products
Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company. Four of its separate investment portfolios are currently available under the Policy. Alliance Capital Management, L.P. ("Alliance Capital"), serves as the investment adviser to Alliance. Alliance Capital Management Corporation, the sole general partner of Alliance Capital, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST. Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the funds' investment managers and their affiliates manage over $224 billion (as of December 31, 1999) in assets. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. The investment adviser to the Franklin Small Cap Fund is Franklin Advisers, Inc. Franklin Mutual Advisers, LLC is the investment adviser to the Mutual Shares Securities Fund. Templeton Global Advisors Limited is the investment adviser to the Templeton Growth Securities Fund. Templeton Investment Counsel, Inc. is the investment adviser to the Templeton International Securities Fund.

PIONEER VARIABLE CONTRACTS TRUST. Pioneer Variable Contracts Trust ("Pioneer VCT") is an open-end, management investment company registered with the SEC under the 1940 Act. Pioneer Investment Management, Inc. ("Pioneer") is the investment adviser to the Pioneer Emerging Markets VCT Portfolio and Pioneer Mid-Cap Value VCT Portfolio. Pioneer also provides investment research and portfolio management services to a number of other retail mutual funds and certain institutional clients. Pioneer is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"). PGI, established in 1928, is one of America's oldest investment managers and has its principal place of business at 60 State Street, Boston, Massachusetts.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THE PROSPECTUSES OF THE FUNDS, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. Also, the Statements of Additional Information ("SAI") of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of payments made under the Policy.

DELAWARE PREMIUM GROUP FUND:

DGPF GROWTH & INCOME SERIES -- seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. This Series formerly was known as Decatur Total Return Series.

DGPF DEVON SERIES -- seeks current income and capital appreciation. It seeks to achieve its objective by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes exhibit the potential for above-average dividend increases over time.

DGPF GROWTH OPPORTUNITIES SERIES -- seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. This Series formerly was known as the DelCap Series.

DGPF U.S. GROWTH SERIES -- seeks to achieve maximum capital appreciation.

DGPF SELECT GROWTH SERIES -- seeks to provide long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies which the investment manager believes have the potential for high earnings growth. This Series formerly was known as the Aggressive Growth Series.

DGPF SOCIAL AWARENESS SERIES -- seeks to achieve long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy.

DGPF REIT SERIES -- seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objective by investing in securities of companies primarily engaged in the real estate industry.

DGPF SMALL CAP VALUE SERIES -- seeks capital appreciation by investing in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Emphasis also will be placed on securities of companies that temporarily may be out of favor or whose value is not yet recognized by the market.

DGPF TREND SERIES -- seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective.

DGPF INTERNATIONAL EQUITY SERIES -- seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

DGPF EMERGING MARKETS SERIES -- seeks to achieve long-term capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. The Series is an international fund. As such, under normal market conditions, at least 65% of the Series' assets will be invested in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three countries that are considered to be emerging or developing.

DGPF BALANCED SERIES -- seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. This Series formerly was known as Delaware Balanced Series.

DGPF CONVERTIBLE SECURITIES SERIES -- seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities, including privately placed convertible securities.

DGPF HIGH YIELD SERIES -- seeks total return and, as a secondary objective, high current income. The Series invests in rated and unrated corporate bonds (including high-yield bonds commonly known as "junk bonds"), foreign bonds, U.S. government securities and commercial paper. Please read the Series' prospectus disclosure regarding the risk factors before investing in this Series. This Series formerly was known as Delchester Series.

DGPF CAPITAL RESERVES SERIES -- seeks a high, stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

DGPF STRATEGIC INCOME SERIES -- seeks high current income and total return. It seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities market: high yield, higher-risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. The Series also may invest in U.S. equity securities.

DGPF CASH RESERVE SERIES -- a money market fund which seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments.

DGPF GLOBAL BOND SERIES -- seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that also may provide the potential for capital appreciation. At least 65% of the Series' assets will be invested in fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of the operating income in at least three different countries, one of which may be the United States.

AIM VARIABLE INSURANCE FUNDS:

AIM V.I. GROWTH FUND -- seeks to provide growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I. HIGH YIELD FUND -- seeks to achieve a high level of current income. The Fund seeks to meet this objective by investing at least 65% of the value of its assets in publicly traded, lower-quality debt securities, i.e., "junk bonds".

AIM V.I. INTERNATIONAL EQUITY FUND -- seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. VALUE FUND -- seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

THE ALGER AMERICAN FUND:

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO -- seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size that demonstrate promising growth potential.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO -- seeks long-term capital appreciation. The Portfolio focuses on midsize companies with promising growth potential.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO -- seeks long-term capital appreciation. The Portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.:

ALLIANCE GROWTH PORTFOLIO (CLASS B) -- seeks to provide long-term growth of capital. Current income is only an incidental consideration.

ALLIANCE GROWTH AND INCOME PORTFOLIO (CLASS B) -- seeks reasonable current income and reasonable appreciation through investments primarily in dividend-paying common stocks of good quality.

ALLIANCE PREMIER GROWTH PORTFOLIO (CLASS B) -- seeks growth of capital by pursuing aggressive investment policies.

ALLIANCE TECHNOLOGY PORTFOLIO (CLASS B) -- seeks growth of capital and invests for capital appreciation. Current income is only an incidental consideration.

FRANKIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:

FRANKLIN SMALL CAP FUND (CLASS 2) -- seeks long-term capital growth. The fund invests primarily in equity securities of small cap U.S. companies.

MUTUAL SHARES SECURITIES FUND (CLASS 2) -- seeks capital appreciation. Its secondary goal is income. The fund invests primarily in equity securities of companies the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

TEMPLETON GROWTH SECURITIES FUND (CLASS 2) -- seeks long-term capital growth. The fund invests primarily in the equity securities of companies located anywhere in the world, including the U.S. and emerging markets.

TEMPLETON INTERNATIONAL SECURITIES FUND (CLASS 2) -- seeks long-term capital growth. The fund invests in the equity securities of companies located outside the U.S., including emerging markets.

PIONEER VARIABLE CONTRACTS TRUST:

PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II) -- seeks long-term growth of capital. The Portfolio invests primarily in securities of issuers in countries with emerging economies or securities markets and related depositary receipts.

PIONEER MID-CAP VALUE VCT PORTFOLIO (CLASS II) -- seeks capital appreciation through a diversified portfolio of securities consisting primarily of common stocks.

There is no assurance that the investment objectives of the Underlying Funds will be met. In the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Policy value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account, where available. The Company must receive your written request within 60 days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of your right to transfer.

IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

                            PERFORMANCE INFORMATION

Allmerica Financial Life Insurance and Annuity Company first offered Delaware Medallion II to the public in 1993 and Delaware Medallion I in 1992. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance results in Tables 1A and 2A are calculated with all charges assumed to be those applicable to the Policy, the Sub-Accounts and the Underlying Funds. Performance results also assume that the Policy is surrendered at the end of the applicable period. Performance results in Tables 1B and 2B, do not include the Policy fee and assume that the Policy is not surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance. All performance tables referenced in this section may be found in the SAI.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Sub-Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the DGPF Cash Reserve Series refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Fund other than the DGPF Cash Reserve Series refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the $30 annual Policy fee, the charges of the Underlying Funds and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of a Minimum Guaranteed Annuity Payout (M-GAP) Rider Charge. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that they do not reflect the Policy fee and assume that the Policy is not surrendered at the end of the periods shown.

The performance shown in Tables 2A and 2B in the SAI is calculated in exactly the same manner as that in Tables 1A and 1B respectively; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Policy.

For performance of the Delaware Medallion I policy issued by First Allmerica Financial Life Insurance Company, see the SAI.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain policy features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                             CHARGES AND DEDUCTIONS

Deductions under the Policies and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the Prospectuses and SAIs of the Underlying Funds.

A.  SURRENDER CHARGE

No charge for sales expense is deducted from purchase payments at the time the payments are made. However, a surrender charge is deducted from the Accumulated Value of the Policy in the case of surrender and/or partial redemption of the Policy or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the surrender charge, the Policy Value is divided into three categories: (1) New Payments - purchase payments received by the Company during the seven years preceding the date of the surrender; (2) Old Payments - purchase payments invested in the Policy for more than seven years; and (3) the amount available under the Free Withdrawal provision. See "Free Withdrawal Amounts" below. For purposes of determining the amount of any surrender charge, surrenders will be deemed to be taken first from Free Withdrawal Amounts and then Old Payments, and finally from New Payments. Free Withdrawal Amounts and Old Payments may be withdrawn from the Policy at any time without the imposition of a surrender charge. If a withdrawal is attributable all or in part to New Payments, a surrender charge may apply.

Where permitted by law, no surrender charge is imposed, and no commissions are paid, on Policies issued after December 20, 1993 where the Owner and Annuitant as of the date of application are both within the following class of individuals: All employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company to sell the Policies; all officers, directors, trustees and bona fide full-time employees (including former officers and directors and former employees who had been employed for at least ten years) of Delaware Management, its affiliates and subsidiaries, and of any Underlying Funds; and any spouses of the above persons or any children or other legal dependents of the above persons who are under the age of 21. Any elimination of or reduction in the amount or duration of the surrender charge will not discriminate unfairly among purchasers. The Company will not make any changes to the charge where prohibited by law.

CHARGES FOR SURRENDER AND PARTIAL REDEMPTION. If a Policy is surrendered, or if New Payments are redeemed, while the Policy is in force and before the Annuity Date, a surrender charge may be imposed. The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Policy. Any Free Withdrawal Amount is deducted first as described below. Additional amounts withdrawn are then deducted first from Old Payments. Thereafter, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the FIFO method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The Surrender Charge is as follows:

  YEARS FROM     CHARGE AS PERCENTAGE OF
DATE OF PAYMENT  NEW PAYMENTS WITHDRAWN
---------------  -----------------------
      0-3                 7%
       4                  6%
       5                  5%
       6                  4%
       7                  3%
  More than 7             0%

The amount redeemed equals the amount requested by the Owner plus the charge, if any, which is applied against the amount requested. For example, if the applicable charge is 7% and the Owner has requested $200, the Owner will receive $200 and the charge will be $14 (assuming no Free Withdrawal Amount, discussed below) for a total withdrawal of $214. The charge is applied as a percentage of the New Payments redeemed, but in no event will the total surrender charge exceed a maximum limit of 8% of total gross New Payments. Such total charge equals the aggregate of all applicable surrender charges for surrender, partial redemptions, and annuitization.

In Maryland, a different surrender charge applies to monies in the General Account. See APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

FREE WITHDRAWAL AMOUNTS. In each calendar year, the Company will waive the surrender charge, if any, on an amount ("Free Withdrawal Amount") equal to the greatest of (1), (2) or (3):

    Where (1) is: The Accumulated Value as of the Valuation Date coincident with or next following the date of receipt of the request for withdrawal, reduced by total gross payments not previously redeemed ("Cumulative Earnings");

    Where (2) is: 10% of the Accumulated Value as of the Valuation Date
                  coincident with or next following the date of receipt of the request for withdrawal, reduced by the total amount of any prior partial redemptions made in the same calendar year to which no surrender charge was applied;

    Where (3) is: The amount calculated under the Company's life expectancy distribution (see "Life Expectancy Distributions," below), whether or not the withdrawal was part of such distribution (applies only if the Owner and Annuitant are the same individual).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Free Withdrawal Amount of $1,530, which is equal to the greatest of:

    (1) Cumulative Earnings ($1,000);

    (2) 10% of Accumulated Value ($1,500); or

    (3) LED of 10.2% of Accumulated Value ($1,530).

The Free Withdrawal Amount will be deducted first from Cumulative Earnings. If the Free Withdrawal Amount exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously redeemed on a last-in-first-out ("LIFO") basis. This means that the last payments credited to the Policy will be withdrawn first. If more than one partial withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Free Withdrawal Amount has been redeemed.

LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date, an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Policy according to the Company's life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office.

The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time. If an Owner elects the Company's LED option, in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Policy changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Policy and be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see FEDERAL TAX CONSIDERATIONS," C. Taxation of the Policies in General." In addition, if the amount necessary to meet the substantially equal periodic payment definition is greater than the amount of the Company's LED amount, a surrender charge may apply to the amount in excess of the LED amount.)

The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the Surrender Value, less any tax withholding if applicable. Subject to the same rules that are applicable to partial redemptions, the Company will not assess a surrender charge on a Free Withdrawal Amount. Because Old Payments count in the calculation of the Free Withdrawal Amount, if Old Payments equal or exceed the Free Withdrawal Amount, the Company may assess the full applicable surrender charge on New Payments.

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Policy on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Policy to other policies issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.

For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining under the Policy in the case of partial redemption, and important tax considerations, see "C. Surrender" and "D. Partial Redemption" under THE VARIABLE ANNUITY POLICIES, and see FEDERAL TAX CONSIDERATIONS.

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If the Owner chooses a period certain option (Option V or the comparable fixed annuity option), a surrender charge will be deducted from the Accumulated Value of the Policy if the Annuity Date occurs at any time during the surrender charge period. Such charge is the same as that which would apply had the policy been surrendered on the Annuity Date.

No surrender charge is imposed at the time of annuitization in any policy year under an option involving a life contingency (Options I, II, III, IV-A, IV-B or the comparable fixed annuity options).

SALES EXPENSE. The Company pays sales commissions, not to exceed 7.0% of purchase payments, to entities which sell the Policies. To the extent permitted by NASD rules, expense reimbursement allowances and additional payments for other services not directly related to the sale of the Policies, including the recruitment and training of personnel, production of promotional literature, and similar services may also be made.

The Company intends to recoup the commissions and other sales expenses through a combination of anticipated surrender charges, described above, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company which may include amounts derived from mortality and expense risk charges. There is no additional charge to Owners or to the Separate Account. Any surrender charges assessed on a Policy will be retained by the Company. Alternative commission schedules are available with lower initial commission amounts based on purchase payments, plus ongoing annual compensation of up to 1% of policy value.

B.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity policies. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

    (1) if the premium tax was paid by the Company when purchase payments were received, to the extent permitted in the Policy the premium tax charge is deducted on a pro-rata basis when partial withdrawals are made, upon surrender of the Policy, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Policies at the time the purchase payments are received); or

    (2) the premium tax charge is deducted when annuity benefit payments begin. If no amount for premium tax was deducted at the time the purchase payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Policy value at the time such determination is made.

C.  POLICY FEE

The Company deducts a $30 Policy fee on the Policy anniversary date and upon full surrender of the Policy if the Accumulated Value on any of these dates is $50,000 or less. The Policy fee is not deducted after annuitization. The Policy fee is waived for Policies issued to a trustee of a 401(k) plan.

Where Policy value has been allocated to more than one investment option (General Account and/or one or more of the Sub-Accounts), a percentage of the total Policy fee will be deducted from the Policy value in each investment option. The portion of the charge deducted from each will be equal to the percentage which the Policy value in that investment option represents of the total Accumulated Value under the Policy. The deduction of the Policy fee will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that option.

D.  OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER CHARGE

The Company currently offers an optional Minimum Guaranteed Annuity Payout (M-GAP) Rider that may be elected by the Owner in most jurisdictions. A separate monthly charge is made for the Rider. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts and the General Account (based on the relative value that the Accumulation Units of the Sub-Accounts and the dollar amounts in the General Account bear to the total Accumulated Value).

The applicable charge is assessed on the Accumulated Value on the last day of each month within which the Rider has been in effect and, if applicable, on the date the Rider is terminated, multiplied by 1/12th of the following annual percentage rates:

Minimum Guaranteed Annuity Payout (M-GAP) Rider with
  ten-year waiting period...................................  0.25%
Minimum Guaranteed Annuity Payout (M-GAP) Rider with
  fifteen-year waiting period...............................  0.15%

For a description of the Rider, see "J. Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider" under THE VARIABLE ANNUITY POLICIES.

E.  ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation period and the annuity period. The mortality risk arises from the Company's special death benefit guarantee and its guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Policy is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity phase on all Policies, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Policies and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's average daily net assets. This charge may not be increased. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .80% for mortality risk and .45% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account available under the Policies with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation period and the annuity period. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Policy and the amount of expenses actually attributable to that Policy.

Deductions for the Policy fee (described under "C. Policy Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the Policies include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

TRANSFER CHARGE. The Company currently makes no charge for transfers. The Company guarantees that the first 12 transfers in a Policy year will be free of a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. If the Policy Owner has elected automatic transfers or automatic rebalancing, the first automatic transfer or rebalancing will count as one transfer for purposes of the twelve which are guaranteed to be free of a transfer charge in each Policy year. Each subsequent automatic transfer or rebalancing is without transfer charge and does not reduce the remaining number of transfers which may be made free of a transfer charge in that Policy year.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. The prospectuses and SAIs of the Underlying Funds contain additional information concerning expenses of the Underlying Funds.

                         THE VARIABLE ANNUITY POLICIES

The Policies are designed for use in connection with several types of retirement plans, as well as for individual use. Participants under such plans, as well as Owners, and beneficiaries, are cautioned that the rights of any person to any benefits under such Policies may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policies.

The Policies offered by this Prospectus may be purchased from representatives of Allmerica Investments, Inc. and certain independent broker-dealers that are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (NASD). The principal underwriter of the Policies is Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA, 01653, an indirect wholly owned subsidiary of First Allmerica. Owners may direct any inquiries to Client Services, Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, MA 01653.

A.  PURCHASE PAYMENTS

Purchase payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial payment is credited to the Policy as of the date that the properly completed application which accompanies the payment is received by the Company at its Principal Office. If an application is not completed within five business days of the Company's receipt of the initial payment, or does not specify how payments are to be allocated among the investment options, the initial purchase payment will be returned within five business days. After a policy is issued, Accumulation Units will be credited to the Policy at the unit value computed as of the Valuation Date that a purchase payment is received at the Company's Principal Office on the basis of accumulation unit value next determined after receipt.

Payments may be made to the Policy at any time prior to the Annuity Date or prior to payment of the death benefit. Purchase payments are not limited as to frequency and number, but there are certain limitations as to amount. Generally, the initial payment must be at least $600. Under a salary deduction or a monthly automatic payment plan, the minimum initial payment is $50. In all cases, each subsequent payment must be at least $50. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a Policy on the employee, if the plan's average annual contribution per eligible plan participant is at least $600. Total payments may not exceed the maximum limit specified in the Policy. If the payments are divided among two or more investment options, a net amount of at least $10 of each payment must be allocated to each option.

Generally, unless otherwise requested, all payments will be allocated among the investment options in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. As of the date of this Prospectus, payments may be allocated to a maximum of seventeen variable Sub-Accounts during the life of the Policy in addition to the DGPF Capital Reserve Series.

The Policy Owner may change allocation instructions for new payments pursuant to written or telephone request. If the Policy Owner elects telephone requests, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

B.  TRANSFER PRIVILEGE

At any time prior to the Annuity Date, subject to the Company's then current rules, an Owner may have amounts transferred among the Sub-Accounts or between a Sub-Account and the General Account, where available. As of the date of this Prospectus, transfers may be made to and among all of the available Sub-Accounts. However, should additional funds be added to the Policy, the Company reserves the right to limit the number of Sub-Accounts which may be used during the life of the Policy. Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer order. The Company will make transfers pursuant to written request or, if a properly completed authorization is on file, pursuant to a telephone request.

Currently, the Company makes no charge for transfers. The first 12 transfers in a Policy year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Policy year, the Company reserves the right to assess a charge, guaranteed not to exceed $25, to reimburse it for the expense of processing these additional transfers. If you authorize periodic transfers under an Automatic Transfer option (Dollar Cost Averaging) or an Automatic Account Rebalancing option, the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Policy year. Each subsequent transfer or rebalancing under that request is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Policy year.

Except for transfers made under the automatic transfer option (Dollar Cost Averaging) and for transfers made under policies issued to residents of Texas, no transfers from the General Account are permitted except during the 30-day period beginning on each policy anniversary. During this 30-day "window" period, any amount (up to 100%) of the policy value may be transferred. In Texas, transfers from the Fixed Account are also permitted if there has been at least a ninety day period since the last transfer from the General Account and the amount of the transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value.

The Company reserves the right to impose limitations on transfers including, but not limited to (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and (4) the maximum amount that may be transferred each time from the General Account.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a pre-determined dollar amount (Dollar Cost Averaging), not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-Account investing in the DGPF Capital Reserve Series, the DGPF Strategic Income Series, or the DGPF Cash Reserve Series (the "source accounts") to one or more of the Sub-Accounts. Automatic transfers may not be made into the General Account or, if applicable, the Sub-Account being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

The General Account may be used as the source account from which automatic transfers can be made on a monthly, bi-monthly or quarterly basis provided that
(1) the amount of each monthly transfer cannot exceed 10% of the value in the General Account as of the date of the first transfer; (2) the amount of each bi-monthly transfer cannot exceed 20% of the value of the General Account as of the date of the first transfer and (3) each quarterly transfer cannot exceed 25% of the value in the General Account as of the date of the first transfer.

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with percentage allocations specified by the Owner. As frequently as requested by the Owner, the Company will review the percentage allocations in the Sub-Accounts and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate the option is received by the Company.

The Company reserves the right to limit the number of Sub-Accounts that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer or rebalancing and all subsequent transfers or rebalancings effected in a Policy year under that request count as one transfer towards the 12 transfers which are guaranteed to be free of a transfer charge in each Policy year. Currently, automatic transfers and automatic rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Policy is purchased or at a later date.

C.  SURRENDER

At any time prior to the Annuity Date, an Owner may surrender the Policy and receive its Surrender Value. The Owner must return the Policy and a signed, written request for surrender, satisfactory to the Company to the Principal Office. The Surrender Value will be calculated based on the Accumulated Value of the Policy as of the Valuation Date on which the request and the Policy are received at the Principal Office.

Before the Annuity Date, a surrender charge may be deducted when a Policy is surrendered if payments have been credited to the Policy during the last seven full Policy years. See CHARGES AND DEDUCTIONS. The Policy fee will be deducted upon surrender of the Policy.

After the Annuity Date, only Policies annuitized under a commutable period certain option (as in Annuity Option V) may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No surrender charge is imposed after the Annuity Date.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Sub-Account during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of each Separate Account is not reasonably practicable.

The Company reserves the right to defer surrenders and partial redemptions of amounts allocated to the Company's General Account for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

D.  PARTIAL REDEMPTION

At any time prior to the Annuity Date, an Owner may redeem a portion of the Accumulated Value of his or her Policy, subject to the limits stated below. The Owner must file a signed, written request for redemption, satisfactory to the Company, at the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the investment option from which such amount is to be redeemed. The amount redeemed equals the amount requested by the Owner plus any applicable surrender charge, as described under CHARGES AND DEDUCTIONS.

Where allocations have been made to more than one investment option, a percentage of the partial redemption may be allocated to each. A partial redemption from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date that the request is received at the Principal Office.

Each partial redemption must be in a minimum amount of $100. No partial redemption will be permitted if the Accumulated Value remaining under the Policy would be reduced to less than $1,000. Partial redemptions will be paid in accordance with the time limitations described under "C. Surrender."

After the Annuity Date, only Policies under which a period certain option has been elected may be partially redeemed. A partial redemption after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount redeemed.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "Tax-Sheltered Annuities" and "J. Texas Optional Retirement Program."

For important tax consequences which may result from partial redemptions, see FEDERAL TAX CONSIDERATIONS.

E.  DEATH BENEFIT

If the Annuitant dies (or an Owner predeceases the Annuitant) before the Annuity Date while the Policy is in force, a death benefit will be paid to the beneficiary, except where the Policy continues as provided below in "F. The Spouse of the Owner as Beneficiary." Upon death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of
(1) the Accumulated Value on the Valuation Date that the Company receives due proof of death at the Principal Office, or (2) the total amount of gross payments made under the Policy reduced proportionally to reflect the amount of all prior partial withdrawals, or (3) the death benefit that would have been payable on the most recent fifth year Policy anniversary, increased for subsequent purchase payments and reduced proportionally to reflect withdrawals after that date. A partial withdrawal will reduce the gross payments available as a death benefit under (2) in the same proportion that the Accumulated Value was reduced on the date of withdrawal. For each withdrawal, the reduction is calculated by multiplying the total amount of gross payments by a fraction, the numerator of which is the amount of the partial withdrawal and the denominator of which is the Accumulated Value immediately prior to the withdrawal. For example, if gross payments total $8,000 and a $3,000 withdrawal is made when the Accumulated Value is $12,000, the proportional reduction of gross payments available as a death benefit is calculated as follows: The Accumulated Value is reduced by 1/4 (3,000 divided by 12,000); therefore, the gross amount available as a death benefit under (2) also will be reduced by 1/4 (8,000 times 1/4 equals $2,000), so that the $8,000 gross payments are reduced to $6,000. Payments made after a withdrawal will increase the death benefit available under (2) by the amount of the payment.

A partial withdrawal after the most recent fifth year Policy anniversary will decrease the death benefit available under (3) in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For example, if the death benefit that would have been payable on the most recent fifth year Policy anniversary is $12,000 and partial withdrawals totaling $5,000 are made thereafter when the Accumulated Value is $15,000, the proportional reduction of death benefit available under (3) is calculated as follows: The Accumulated Value is reduced by 1/3 (5,000 divided by 15,000); therefore, the death benefit that would have been payable on the most recent fifth year Policy anniversary will also be reduced by 1/3 (12,000 times 1/3 or $4,000), so that the death benefit available under (3) will be $8,000 ($12,000 minus $4,000). Payments made after the most recent fifth year Policy anniversary will increase the death benefit available under (3) by the amount of the payment.

Upon death of an Owner who is not the Annuitant, the death benefit is equal to the Accumulated Value on the Valuation Date that the Company receives due proof of death.

The death benefit generally will be paid to the beneficiary in one sum. The beneficiary may, however, by written request, elect one of the following options:

    (1) The payment of the one sum may be delayed for a period not to exceed five years from the date of death.

    (2) The death benefit may be paid in installments. Payments must begin within one year from the date of death, and are payable over a period certain not extended beyond the life expectancy of the beneficiary.

    (3) All or a portion of the death benefit may be used to provide a life annuity for the beneficiary. Benefits must begin within one year from the date of death and are payable over a period not extended beyond the life expectancy of the beneficiary. Any annuity benefits will be provided in accordance with the annuity options of the Policy.

If there is more than one beneficiary, the death benefit will be paid to such beneficiaries in one sum unless the Company consents to pay an annuity option chosen by the beneficiaries.

With respect to any death benefit, the Accumulated Value under the Policy shall be based on the unit values next computed after due proof of death has been received at the Principal Office. If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven business days. If the beneficiary (other than a spousal beneficiary under an IRA, see "F. The Spouse of the Owner as Beneficiary," below) has not elected an annuity option within one year from the date notice of death is received by the Company, the Company will pay the death benefit in one sum. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

If the Annuitant's death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death. If there is more than one beneficiary, the commuted value of the payments, computed on the basis of the assumed interest rate incorporated in the annuity option table on which such payments are based, shall be paid to the beneficiaries in one sum.

F.  THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as sole beneficiary ("spousal beneficiary"), may by written request continue the Policy in force rather than receive the death benefit. The spousal beneficiary will become the new Owner (and, if the deceased Owner was also the Annuitant, the new Annuitant). All other rights and benefits provided in the Policy will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Policy upon such new Owner's death.

G.  ASSIGNMENT

The Policy may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive. Policies sold in connection with IRA plans and certain other qualified plans, however, are not assignable. For more information about these plans, see FEDERAL TAX CONSIDERATIONS.

The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Policy is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Policy to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Policy. The interest of the Owner and of any beneficiary will be subject to any assignment.

H.  ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity payments are to be made, and
(2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Certain options may be commutable or noncommutable. A commutable option provides the Owner with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable option, the Owner may not request a lump sum payment. Annuity payments are determined according to the annuity tables in the Policy, by the annuity option selected, and by the investment performance of the Sub-Accounts selected.

To the extent a fixed annuity is selected, Accumulated Value will be transferred to the General Account of the Company, and the annuity payments will be fixed in amount. See APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT.

Under a variable annuity, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made each month. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each monthly payment will vary.

The annuity option selected must produce an initial payment of at least $50. If a combination of fixed and variable payments is selected, the initial payment on each basis must be at least $50. The Company reserves the right to increase these minimum amounts. If the annuity option selected does not produce initial payments which meet these minimums, the Company will pay the Accumulated Value in one sum. Once the Company begins making annuity payments, the Annuitant cannot make partial redemptions or surrender the annuity benefit, except in the case where a commutable period certain option (Option V or a comparable fixed option) has been chosen. Beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

The Owner selects the Annuity Date. To the extent permitted by state law, the Annuity Date may be the first day of any month (1) before the Annuitant's 85th birthday, if the Annuitant's age at the date of issue of the Policy is 75 or under, or (2) within ten years from the date of issue of the Policy and before the Annuitant's 90th birthday, if the Annuitant's age at the date of issue is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday. The new Annuity Date must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. In no event will the latest possible annuitization age exceed 90. The Code and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See FEDERAL TAX CONSIDERATIONS for further information.

If the Owner does not elect otherwise, annuity benefit payments will be made in accordance with Option I, a variable life annuity with 120 monthly payments guaranteed. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

If the Owner exercises the Minimum Guaranteed Annuity Payout (M-GAP) Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and will be determined based on the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Policy.

I.  DESCRIPTION OF VARIABLE ANNUITY OPTIONS

The Company currently provides the variable annuity options described below. Variable annuity options may be funded through the DGPF Growth & Income Series, the DGPF Capital Reserves Series and the DGPF Balanced Series.

The Company also provides fixed-amount annuity options which are comparable to the variable annuity options. Regardless of how payments were allocated during the accumulation period, any one of the variable annuity options or the fixed-amount options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed-amount annuity options. Other annuity options may be offered by the Company.

OPTION I -- VARIABLE LIFE ANNUITY WITH 120 MONTHLY PAYMENTS GUARANTEED. A variable annuity payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before 120 monthly payments have been paid, the monthly annuity benefit payments will continue to the beneficiary until a total of 120 monthly payments have been paid.

OPTION II -- VARIABLE LIFE ANNUITY. A variable annuity payable during the lifetime of the Annuitant only. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

OPTION III -- UNIT REFUND VARIABLE LIFE ANNUITY. A variable annuity payable periodically during the lifetime of the Annuitant with the guarantee that if
(1) exceeds (2), then monthly variable annuity payments will continue to the beneficiary until the number of such payments equals the number determined in
(1).

    Where:

    (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

    (2) is the number of monthly payments paid prior to the death of the Annuitant.

OPTION IV-A -- JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. A variable annuity payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-B, below.

OPTION IV-B -- JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. A variable annuity payable jointly to the Annuitant and another individual during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant in the Policy or the beneficiary. There is no minimum number of payments under this option. See Option IV-A, above.

OPTION V -- PERIOD CERTAIN VARIABLE ANNUITY. A variable annuity payable for a stipulated number of years ranging from one to 30 years. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. A fixed period certain annuity may be either commutable or noncommutable. A variable period certain annuity is automatically commutable.

It should be noted that Option V does not involve a life contingency. In the computation of the payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under Option V to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to Owners who have elected Option V prior to the date of any change in this practice. See FEDERAL TAX CONSIDERATIONS for a discussion of the possible adverse tax consequences of selecting Option V.

J.  OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

An optional Minimum Guaranteed Annuity Payout (M-GAP) Rider is available in most jurisdictions for a separate monthly charge. The M-GAP Rider provides a guaranteed minimum amount of fixed lifetime income during the annuity payout phase, after a ten-year or fifteen-year waiting period, subject to the conditions described below. On each Policy anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized if the Rider is exercised. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Policy. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

    (a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Policy anniversary that the M-GAP Benefit Base is being determined;

    (b) the Accumulated Value on the effective date of the Rider compounded daily at an effective annual yield of 5% plus gross payments made thereafter compounded daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

    (c) the highest Accumulated Value on any prior Policy anniversary since the Rider effective date as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                            amount of the withdrawal
           ----------------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal

CONDITIONS ON ELECTING THE M-GAP RIDER.

    - The Owner may elect the M-GAP Rider at Policy issue or at any time thereafter, however, if the Rider is not elected within thirty days after Policy issue or within thirty days after a Policy anniversary date, the effective date of the Rider will be the following Policy anniversary date.

    - The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his/her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his/her 73rd birthday.

EXERCISING THE M-GAP RIDER.

    - The Owner may only exercise the M-GAP Rider within thirty days after any Policy anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

    - The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "I. Description of Variable Annuity Options."

    - The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Policy.

TERMINATING THE M-GAP RIDER.

    - The Owner may not terminate the M-GAP Rider prior to the seventh Policy anniversary after the effective date of the Rider, unless such termination
      (1) occurs on or within thirty days after any Policy anniversary and
      (2) in conjunction with the repurchase of an M-GAP Rider with a waiting period of equal or greater length at its then current price, if available.

    - The Owner may terminate the Rider at any time after the seventh Policy anniversary following the effective date of the Rider.

    - The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Policy anniversary.

    - Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

    - The Rider will terminate upon surrender of the Policy or the date that a death benefit is payable if the Policy is not continued under "F. The Spouse of the Owner as Beneficiary" under THE VARIABLE ANNUITY POLICIES.

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Policy during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Owner age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed For 10 Years. The values below have been computed based on a 5% rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

                             MINIMUM
  POLICY       MINIMUM      GUARANTEED
ANNIVERSARY   GUARANTEED      ANNUAL
AT EXERCISE  BENEFIT BASE   INCOME(1)
-----------  ------------   ----------
    10         $162,889       $12,153
    15         $207,892       $17,695

(1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments 120 Monthly Paymnents Guaranteed are available. See "I. Description of Variable Annuity Options."

The M-GAP Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on guaranteed actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by applying the then current annuity factors. Therefore, the Rider should be regarded as providing a guarantee of a minimum amount of annuity income. As described above, withdrawals will reduce the benefit base. The Company reserves the right to terminate the availability of the M-GAP Rider at any time. Such a termination would not effect M-GAP Riders issued prior to the termination date, but as noted above, Owners would not be able to repurchase a new Rider under the repurchase feature (see above, "TERMINATING THE M-GAP RIDER.")

K.  NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a policy issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex Non-Guaranteed Current Annuity Option Rates, or (2) the guaranteed male rates described in such Policy, regardless of whether the Annuitant is male or female.

Although the Company believes that the Supreme Court ruling does not affect Policies funding IRA plans that are not employer-sponsored, the Company will apply certain aspects of the ruling to annuity benefits under such Policies, except in those states in which it is prohibited. Such benefits will be based on
(1) the greater of the guaranteed unisex annuity rates described in the Policies, or (2) the Company's sex-distinct Non-Guaranteed Current Annuity Option Rates.

L.  COMPUTATION OF POLICY VALUES AND ANNUITY BENEFIT PAYMENTS

DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "K. NORRIS Decision" above) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Policy provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Policy. Any such rates will be applied uniformly to all Owners of the same class.

The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:

    - For life annuity options and noncommutable fixed period certain options of ten years or more, the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

    - For commutable fixed and variable period certain options and any noncommutable fixed period certain option of less than ten years, the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

    - For a death benefit annuity, the annuity value will be the amount of the death benefit.

The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Policy.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.

For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

If the Owner elects the M-GAP Rider, at annuitization the annuity benefit payments provided under the Rider (by applying the guaranteed annuity factors to the Minimum Guaranteed Annuity Payout Benefit Base), are compared to the payments that would otherwise be available with the Rider. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider, provided that the conditions of the Rider are met. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "J. Optional Minimum Guaranteed Annuity Payout (M-GAP) Rider" above.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Policy, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the owner, annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with this Policy.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY POLICIES IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

A.  GENERAL

THE COMPANY. The Company intends to make a charge for any effect which the income, assets, or existence of the Policy, the Separate Account or the Sub-Accounts may have upon its tax. The Separate Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Separate Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Separate Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

DIVERSIFICATION REQUIREMENTS. The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Under this section of the Code, if the investments are not adequately diversified, the Policy will not be treated as an annuity contract and therefore, the income on the Policy, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Underlying Funds will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Policy modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

INVESTOR CONTROL. In order for a variable annuity policy to qualify for tax deferral, the Company, and not the variable policy owner, must be considered to be the owner for tax purposes of the assets in the segregated asset account underlying the variable annuity policy. In certain circumstances, however, variable annuity policy owners may now be considered the owners of these assets for federal income tax purposes. Specifically, the IRS has stated in published rulings that a variable annuity policy owner may be considered the owner of segregated account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations do not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policy owner), rather than the insurance company, to be treated as the owner of the assets in the account. This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued. The Company, therefore, additionally reserves the right to modify the Policy as necessary in order to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity policies.

B.  QUALIFIED AND NON-QUALIFIED POLICIES

From a federal tax viewpoint there are two types of variable annuity policies:
"qualified" policies and "non-qualified" policies. A qualified policy is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified policy is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified policy or a non-qualified policy. For more information on the tax provisions applicable to qualified policies, see "E. Provisions Applicable to Qualified Employer Plans" below.

C.  TAXATION OF THE POLICIES IN GENERAL

The Company believes that the Policy described in this Prospectus will, with certain exceptions (see "Nonnatural Owners" below), be considered an annuity policy under Section 72 of the Code. Please note, however, if the Owner chooses an Annuity Date beyond the Annuitant's 85th birthday, it is possible that the Policy may not be considered an annuity for tax purposes and therefore, the Owner may be taxed on the annual increase in Accumulated Value. The Owner should consult tax and financial advisers for more information. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Policy's Accumulated Value is not taxable to the Owner until it is withdrawn from the Policy. Under the current provisions of the Code, amounts received under an annuity policy prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the policy over the taxpayer's "investment in the policy." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the Policy" is the total of all payments to the Policy which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section
72(e)(11)(A)(ii) requires that all non-qualified deferred annuity policies issued by the same insurance company to the same owner during a single calendar year be treated as one policy in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Policy, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the cost basis of the Policy bears to the expected return under the Policy. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all cost basis in the Policy is recovered, the entire payment is taxable. If the annuitant dies before the cost basis is recovered, a deduction for the difference is allowed on the annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity policy were determined by amortizing the accumulated value of the policy over the taxpayer's remaining life expectancy (such as under the Policy's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under any LED-type option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Policy to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Policy to the Annuitant on the Annuity Date, as required under the Policy, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NONNATURAL OWNERS. As a general rule, deferred annuity policies owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity policies for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity policies purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity policy under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity policies. Contributions and investment earnings are not taxable to employees until distributed. With respect to payments made after February 28, 1986, however, a policy owned by a state or local government or a tax-exempt organization will not be treated as an annuity under Section 72. In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

D.  TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified policies and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified policies. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Policies offered by this Prospectus will vary according to whether or not the amount withdrawn or surrendered is allocable to an investment in the Policy made before or after certain dates.

E.  PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity policy solely to obtain its tax deferral feature. However, other features offered under this Policy and described in this Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Policy a suitable investment for a qualified retirement plan.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity policy used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Policy. Before purchasing any annuity policy for use in funding a qualified plan, more specific information should be obtained.

A qualified Policy may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to an Owner of a non-qualified Policy. Individuals purchasing a qualified Policy should review carefully any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Policies in connection with such plans should seek competent advice as to the suitability of the Policy to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Policy will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Policy as described in this Prospectus. See "Right to Cancel All Other Policies."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or Simple IRA plans for their employees using the employees IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity Policies purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA policies should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the policies.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA policy after December 31, 1988, may not begin before the employee attains age 59, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA policy issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

The Company intends to make a charge for any effect which the income, assets, or existence of the Policy, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

                        LOANS (QUALIFIED POLICIES ONLY)

Loans will be permitted only for TSAs and Policies issued to a plan qualified under Section 401(a) and 401(k) of the Code. Loans are made from the Policy's value on a pro-rata basis from all accounts. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Policy. Loans are subject to applicable retirement legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed, minimum guarantee loan assets account in the Company's General Account, where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years and must be made at least quarterly in substantially equal amounts. When repayments are received, they will be allocated pro-rata in accordance with the Owner's most recent allocation instructions. The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

                             STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, but possibly as frequent as quarterly, the Company will furnish a statement to the Owner containing information about his or her Policy, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting Policy Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/ annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if, in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds are sold to separate accounts of unaffiliated insurance companies ("shared funding") which issue variable annuity and variable life policies ("mixed funding"). It is conceivable that in the future such shared funding or mixed funding may be disadvantageous for variable life insurance Owners or variable annuity Owners. Although the Company and the underlying investment companies do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the respective trustees of the underlying investment companies intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken in response thereto.

If any of these substitutions or changes is made, the Company may, by appropriate endorsement, change the Policy to reflect the substitution or change and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

The Company reserves the right, subject to compliance with applicable law, to:

(1) transfer assets from the Separate Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class,

(2) to operate the Separate Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

(3) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act,

(4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account,

(5) to change the methodology for determining the net investment factor,

(6) to change the names of the Separate Account or of the Sub-Accounts, and

(7) to combine with other Sub-Accounts or other separate accounts of the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                                 VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Funds, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Policies in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Underlying Funds.

During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Policy by the net asset value of one Underlying Fund share.

During the annuity period, the number of Underlying Fund shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Underlying Fund share. Ordinarily, the Annuitant's voting interest in the Underlying Fund will decrease as the reserve for the variable annuity is depleted.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Policies as presently offered and to make any change to provisions of the Policies to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation. Including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

                              FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity Policy and the General Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

ALLOCATIONS TO AND TRANSFERS TO AND FROM THE GENERAL ACCOUNT OF THE COMPANY ARE NOT PERMITTED IN CERTAIN STATES.

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any Separate Account. Allocations to the General Account, where available, become part of the assets of the Company and are used to support insurance and annuity obligations.

A portion or all of net purchase payments may be allocated to accumulate at a fixed rate of interest in the General Account, where available. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest.

Under the Policies, the minimum interest which may be credited on amounts allocated to the General Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If the Policy is surrendered, or if an Excess Amount is redeemed, while the Policy is in force and before the Annuity Date, a surrender charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Policy less than seven full Policy years.

If the Policy was issued in Maryland on Form No. A3022-93 (Delaware Medallion
II), the following surrender charge table applies to monies in the General Account, rather than the surrender charge table shown in CHARGES AND DEDUCTION, "A. Surrender Charge" (which applies to monies in the Separate Account):

  YEARS FROM      CHARGE AS PERCENTAGE OF
DATE OF PAYMENT   NEW PAYMENTS WITHDRAWN
---------------   -----------------------
     0-3                 7%
      4                  6%
      5                  5%
      6                  4%
      7                  3%
      8                  2%
      9                  1%
 More Than 9         No Charge

                                   APPENDIX B
                    INFORMATION APPLICABLE ONLY TO OWNERS OF
                              DELAWARE MEDALLION I
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             (POLICY FORM A3019-92)
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                           (POLICY FORM A3019-94GRC)

Delaware Medallion I policies issued on Form No. A3019-92 were issued solely by Allmerica Financial Life Insurance and Annuity Company (Allmerica Financial) until March 31, 1994. On and after April 1, 1994, all Delaware Medallion I policies sold in New York were issued on Form No. A3019-94GRC by First Allmerica Financial Life Insurance Company ("First Allmerica"). Delaware Medallion I policies are no longer available for sale in any jurisdiction.

The Delaware Medallion I policies are substantially similar to the Policies described in the body of this Prospectus except for the addition/substitution of the following:

1. (For Owners of A3019-94GRC the following is added to THE DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING INVESTMENT COMPANIES). The issuer of the policy is First Allmerica rather than Allmerica Financial. First Allmerica, organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1999, First Allmerica and its subsidiaries had over $25 billion in combined assets and over $43 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.

First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

First Allmerica is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

2. (Substitute the following provision under "Free Withdrawal Amounts") Under all Delaware Medallion I policies, the Free Withdrawal Amount is the greater of
(1) 10% of the Accumulated Value as of December 31 of the previous calendar year or (2) the Company's life expectancy distribution, if applicable. The Free Withdrawal Amount is deducted from Old Payments first, then from the earliest New Payments and so on until all New Payments have been exhausted pursuant to the first-in-first out ("FIFO") method of Accounting (LIFO or last-in-last-out method in New Jersey.)

3. Add "and New York" after the word "Texas" in the second and fourth line of the third paragraph under "B. Transfer Privilege."

4. Add the following sentence as the second sentence in the second paragraph under "Life Expectancy Distributions": For policies issued in New York, the LED option will terminate automatically on the maximum Annuity Date permitted under the policy, at which time an Annuity Option must be selected.

5. The guaranteed death benefit under Delaware Medallion II policies is reduced proportionately to reflect a withdrawal (in the same proportion that the Accumulated Value was reduced by the withdrawal). Under all Delaware Medallion I policies, the guaranteed death benefit is simply reduced by subsequent withdrawals by subtracting the amount of the withdrawal from the guaranteed death benefit. Additionally, the stepped-up death benefit applies to the most recent fifth year policy anniversary under Delaware Medallion II and applies to the most recent seventh year policy anniversary under Delaware Medallion I. As such, the description of the death benefit is revised as follows:

       Upon death of the Annuitant (including an Owner who is also the Annuitant), the death benefit is equal to the greatest of (1) the Accumulated Value under the Policy next determined following receipt of due proof of death at the Principal Office; or (2) the total amount of gross payments made under the Policy less the amount of all prior partial withdrawals; or (3) the death benefit that would have been payable on the most recent seventh year Policy anniversary.

6. For Owners of First Allmerica Delaware Medallion I Form A3019-94GRC the minimum interest rate credited to amounts allocated to the General Account is 3% compounded annually. For Owners of Allmerica Financial Delaware Medallion I Form A3019-92 the minimum interest rate credited to amounts allocated to the General Account is 5% for the first five policy years, 4% for the next five policy years and 3.5% thereafter.

7. If you surrender the Policy or annuitize under a period certain option at the end of one, three, five or ten years, the expenses you would pay on a $1,000 investment, assuming 5% annual return on assets are the same in years one and ten as shown in the expense example (1)(a) and if you surrender the Policy or annuitize under a period certain option at the end of one, three, five or ten years, the expenses you would pay on a $1,000 investment, assuming 5% annual return on assets and election of a Minimum Guaranteed Annuity Payout Rider are the same in years one and ten as shown in the expense example (1)(b) under SUMMARY OF FEES AND EXPENSES but Delaware I may be one to two dollars higher in years three and five under examples (1)(a) and (1)(b) than Delaware Medallion II due to differences in the Free Withdrawal calculation. The expense numbers for years three and five under Delaware Medallion I are as follows:

(1)(a)

                                                              3 YEARS    5 YEARS
                                                              --------   --------
DGPF Growth and Income Series...............................    $130       $159
DGPF Devon Series...........................................    $131       $162
DGPF Growth Opportunities Series............................    $133       $165
DGPF U.S. Growth Series.....................................    $131       $161
DGPF Select Growth Series...................................    $132       $164
DGPF Social Awareness Series................................    $134       $166
DGPF REIT Series............................................    $134       $166
DGPF Small Cap Value Series.................................    $134       $166
DGPF Trend Series...........................................    $133       $165
DGPF International Equity Series............................    $137       $171
DGPF Emerging Markets Series................................    $152       $197
DGPF Balanced Series........................................    $131       $162
DGPF Convertible Securities Series..........................    $133       $165
DGPF High Yield Series......................................    $131       $161
DGPF Capital Reserves Series................................    $131       $162
DGPF Strategic Income Series................................    $132       $164
DGPF Cash Reserve Series....................................    $125       $151
DGPF Global Bond Series.....................................    $134       $166
AIM V.I. Growth Fund........................................    $130       $160
AIM V.I. High Yield Fund....................................    $143       $181
AIM V.I. International Equity Fund..........................    $137       $173
AIM V.I. Value Fund.........................................    $131       $162
Alger American Leveraged AllCap Portfolio...................    $136       $170
Alger American MidCap Growth Portfolio......................    $134       $166
Alger American Small Capitalization Portfolio...............    $135       $169
Alliance Growth Portfolio...................................    $142       $180
Alliance Growth and Income Portfolio........................    $137       $173
Alliance Premier Growth Portfolio...........................    $147       $188
Alliance Technology Portfolio...............................    $154       $200
Franklin Small Cap Fund.....................................    $140       $178
Mutual Shares Securities Fund...............................    $140       $176
Templeton Growth Securities Fund............................    $142       $181
Templeton International Securities Fund.....................    $142       $181
Pioneer Emerging Markets VCT Portfolio......................    $172       $229
Pioneer Mid-Cap Value VCT Portfolio.........................    $139       $175

(1)(b)

                                                              3 YEARS    5 YEARS
                                                              --------   --------
DGPF Growth and Income Series...............................    $137       $172
DGPF Devon Series...........................................    $139       $175
DGPF Growth Opportunities Series............................    $140       $178
DGPF U.S. Growth Series.....................................    $138       $174
DGPF Select Growth Series...................................    $140       $177
DGPF Social Awareness Series................................    $141       $179
DGPF REIT Series............................................    $141       $179
DGPF Small Cap Value Series.................................    $141       $179
DGPF Trend Series...........................................    $140       $178
DGPF International Equity Series............................    $144       $184
DGPF Emerging Markets Series................................    $160       $210
DGPF Balanced Series........................................    $139       $175
DGPF Convertible Securities Series..........................    $141       $178
DGPF High Yield Series......................................    $138       $174
DGPF Capital Reserves Series................................    $139       $175
DGPF Strategic Income Series................................    $140       $177
DGPF Cash Reserve Series....................................    $132       $164
DGPF Global Bond Series.....................................    $141       $179
AIM V.I. Growth Fund........................................    $138       $173
AIM V.I. High Yield Fund....................................    $150       $193
AIM V.I. International Equity Fund..........................    $145       $185
AIM V.I. Value Fund.........................................    $139       $175
Alger American Leveraged AllCap Portfolio...................    $144       $183
Alger American MidCap Growth Portfolio......................    $141       $179
Alger American Small Capitalization Portfolio...............    $143       $182
Alliance Growth Portfolio...................................    $149       $192
Alliance Growth and Income Portfolio........................    $145       $185
Alliance Premier Growth Portfolio...........................    $155       $201
Alliance Technology Portfolio...............................    $161       $212
Franklin Small Cap Fund.....................................    $148       $190
Mutual Shares Securities Fund...............................    $147       $188
Templeton Growth Securities Fund............................    $150       $193
Templeton International Securities Fund.....................    $150       $193
Pioneer Emerging Markets VCT Portfolio......................    $179       $241
Pioneer Mid-Cap Value VCT Portfolio.........................    $146       $187

Expense examples (2)(a) and (2)(b) on pages 12 and 13 are the same for both Delaware Medallion I and Delaware Medallion II.

                                   APPENDIX C
                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-K

                                                                   YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------
SUB-ACCOUNT                           1999       1998       1997       1996       1995       1994       1993       1992
-----------                         --------   --------   --------   --------   --------   --------   --------   --------
DGPF GROWTH & INCOME SERIES
Unit Value:
  Beginning of Period.............    2.672      2.433      1.883      1.582      1.178      1.197      1.051      1.000
  End of Period...................    2.556      2.672      2.433      1.883      1.582      1.178      1.197      1.051
Number of Units Outstanding at End
 of Period (in thousands).........  136,760    146,009    113,507     65,991     48,305     38,591     25,086      4,208

DGPF DEVON SERIES
Unit Value:
  Beginning of Period.............    1.543      1.261      1.000        N/A        N/A        N/A        N/A        N/A
  End of Period...................    1.367      1.543      1.261        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands).........   48,519     42,690     11,585        N/A        N/A        N/A        N/A        N/A

DGPF GROWTH OPPORTUNITIES SERIES
Unit Value:
  Beginning of Period.............    2.145      1.831      1.616      1.432      1.121      1.178      1.070      1.000
  End of Period...................    3.447      2.145      1.831      1.616      1.432      1.121      1.178      1.070
Number of Units Outstanding at End
 of Period (in thousands).........   60,264     58,454     57,025     44,667     35,204     29,100     20,802      4,534

DGPF U.S. GROWTH SERIES
Unit Value:
  Beginning of Period.............    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period...................    1.057        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands).........    5,522        N/A        N/A        N/A        N/A        N/A        N/A        N/A

DGPF SELECT GROWTH SERIES
Unit Value:
  Beginning of Period.............    1.000        N/A        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period...................    1.416        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands).........   36,671        N/A        N/A        N/A        N/A        N/A        N/A        N/A

DGPF SOCIAL AWARENESS SERIES
Unit Value:
  Beginning of Period.............    1.448      1.272      1.000        N/A        N/A        N/A        N/A        N/A
  End of Period...................    1.613      1.448      1.272        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands).........   17,918     17,819      4,515        N/A        N/A        N/A        N/A        N/A

DGPF REIT SERIES
Unit Value:
  Beginning of Period.............    0.901      1.000        N/A        N/A        N/A        N/A        N/A        N/A
  End of Period...................    0.865      0.901        N/A        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands).........    2,775      1,235        N/A        N/A        N/A        N/A        N/A        N/A

                                                                   YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------
SUB-ACCOUNT                           1999       1998       1997       1996       1995       1994       1993       1992
-----------                         --------   --------   --------   --------   --------   --------   --------   --------
DGPF SMALL CAP VALUE SERIES
Unit Value:
  Beginning of Period.............    1.806      1.923      1.467      1.214      0.994      1.000      1.000        N/A
  End of Period...................    1.694      1.806      1.923      1.467      1.214      0.994      1.000        N/A
Number of Units Outstanding at End
 of Period (in thousands).........   47,718     55,136     43,269     15,725      9,467      6,040          6        N/A

DGPF TREND SERIES
Unit Value:
  Beginning of Period.............    2.036      1.779      1.486      1.358      0.989      1.007      1.000        N/A
  End of Period...................    3.422      2.036      1.779      1.486      1.358      0.989      1.007        N/A
Number of Units Outstanding at End
 of Period (in thousands).........   42,570     36,571     33,256     21,711     13,410      6,197         50        N/A

DGPF INTERNATIONAL EQUITY SERIES
Unit Value:
  Beginning of Period.............    1.762      1.619      1.540      1.301      1.159      1.144      1.000      1.000
  End of Period...................    2.011      1.762      1.619      1.540      1.301      1.159      1.144      1.000
Number of Units Outstanding at End
 of Period (in thousands).........   49,478     51,715     48,813     30,888     21,612     18,761      6,139        182

DGPF EMERGING MARKETS SERIES
Unit Value:
  Beginning of Period.............    0.586      0.880      1.000        N/A        N/A        N/A        N/A        N/A
  End of Period...................    0.856      0.586      0.880        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands).........   10,078      6,662      4,545        N/A        N/A        N/A        N/A        N/A

DGPF BALANCED SERIES
Unit Value:
  Beginning of Period.............    2.357      2.015      1.616      1.414      1.133      1.150      1.078      1.000
  End of Period...................    2.142      2.357      2.015      1.616      1.414      1.133      1.150      1.078
Number of Units Outstanding at End
 of Period (in thousands).........   76,644     81,359     58,759     40,855     37,203     33,332     22,046      3,145

DGPF CONVERTIBLE SECURITIES SERIES
Unit Value:
  Beginning of Period.............    1.127      1.156      1.000        N/A        N/A        N/A        N/A        N/A
  End of Period...................    1.189      1.127      1.156          0        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands).........    5,601      4,793      1,291        N/A        N/A        N/A        N/A        N/A

DGPF HIGH YIELD SERIES
Unit Value:
  Beginning of Period.............    1.599      1.652      1.474      1.326      1.164      1.214      1.058      1.000
  End of Period...................    1.536      1.599      1.652      1.474      1.326      1.164      1.214      1.058
Number of Units Outstanding at End
 of Period (in thousands).........   59,311     70,679     56,733     44,760     37,818     31,735     22,281      4,571

DGPF CAPITAL RESERVES SERIES
Unit Value:
  Beginning of Period.............    1.386      1.317      1.241      1.209      1.075      1.120      1.053      1.000
  End of Period...................    1.371      1.386      1.317      1.241      1.209      1.075      1.120      1.053
Number of Units Outstanding at End
 of Period (in thousands).........   25,020     28,066     20,234     20,226     19,818     20,476     16,752      3,828

                                                                   YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------------------------------------------
SUB-ACCOUNT                           1999       1998       1997       1996       1995       1994       1993       1992
-----------                         --------   --------   --------   --------   --------   --------   --------   --------
DGPF STRATEGIC INCOME SERIES
Unit Value:
  Beginning of Period.............    1.065      1.052      1.000        N/A        N/A        N/A        N/A        N/A
  End of Period...................    1.015      1.065      1.052        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands).........   17,658     17,524      5,381        N/A        N/A        N/A        N/A        N/A

DGPF CASH RESERVE SERIES
Unit Value:
  Beginning of Period.............    1.207      1.165      1.124      1.087      1.044      1.021      1.010      1.000
  End of Period...................    1.248      1.207      1.165      1.124      1.087      1.044      1.021      1.010
Number of Units Outstanding at End
 of Period (in thousands).........   42,241     32,501     24,014     21,519     11,568     13,998      5,483      1,387

DGPF GLOBAL BOND SERIES
Unit Value:
  Beginning of Period.............    1.172      1.102      1.107      1.000      1.000        N/A        N/A        N/A
  End of Period...................    1.114      1.172      1.102      1.107      1.000        N/A        N/A        N/A
Number of Units Outstanding at End
 of Period (in thousands).........    5,052      4,991      3,950        886          0        N/A        N/A        N/A

No information is shown above for Sub-Accounts that commenced operations after December 31, 1999.

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VA-K

                                                                           YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------
SUB-ACCOUNT                                              1999       1998       1997       1996       1995       1994
-----------                                            --------   --------   --------   --------   --------   --------
DGPF GROWTH & INCOME SERIES
Unit Value:
  Beginning of Period................................    2.282      2.078      1.608      1.351      1.006      1.000
  End of Period......................................    2.183      2.282      2.078      1.608      1.351      1.006
Number of Units Outstanding at End of Period (in
 thousands)..........................................    3,250      3,440      1,311      1,044        670        455

DGPF DEVON SERIES
Unit Value:
  Beginning of Period................................    1.543      1.261      1.000        N/A        N/A        N/A
  End of Period......................................    1.367      1.543      1.261        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................    1,871      1,558        106        N/A        N/A        N/A

DGPF GROWTH OPPORTUNITIES SERIES
Unit Value:
  Beginning of Period................................    1.929      1.646      1.453      1.287      1.008      1.000
  End of Period......................................    3.099      1.929      1.646      1.453      1.287      1.008
Number of Units Outstanding at End of Period (in
 thousands)..........................................    1,120        637        355        493        300        149

DGPF U.S. GROWTH SERIES
Unit Value:
  Beginning of Period................................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period......................................    1.057        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      241        N/A        N/A        N/A        N/A        N/A

DGPF SELECT GROWTH SERIES
Unit Value:
  Beginning of Period................................    1.000        N/A        N/A        N/A        N/A        N/A
  End of Period......................................    1.416        N/A        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................    1,118        N/A        N/A        N/A        N/A        N/A

DGPF SOCIAL AWARENESS SERIES
Unit Value:
  Beginning of Period................................    1.448      1.272      1.000        N/A        N/A        N/A
  End of Period......................................    1.612      1.448      1.272        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      369        394        101        N/A        N/A        N/A

DGPF REIT SERIES
Unit Value:
  Beginning of Period................................    1.000      1.000        N/A        N/A        N/A        N/A
  End of Period......................................    0.955      1.000        N/A        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................       59          0        N/A        N/A        N/A        N/A

DGPF SMALL CAP VALUE SERIES
Unit Value:
  Beginning of Period................................    1.820      1.938      1.478      1.223      1.002      1.000
  End of Period......................................    1.707      1.820      1.938      1.478      1.223      1.002
Number of Units Outstanding at End of Period (in
 thousands)..........................................      823        731        235        204        146         82

DGPF TREND SERIES
Unit Value:
  Beginning of Period................................    2.104      1.839      1.536      1.404      1.022      1.000
  End of Period......................................    3.537      2.104      1.839      1.536      1.404      1.022
Number of Units Outstanding at End of Period (in
 thousands)..........................................    1,269      1,099      1,579        285      1,486        790

                                                                           YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------
SUB-ACCOUNT                                              1999       1998       1997       1996       1995       1994
-----------                                            --------   --------   --------   --------   --------   --------
DGPF INTERNATIONAL EQUITY SERIES
Unit Value:
  Beginning of Period................................    1.527      1.403      1.335      1.128      1.004      1.000
  End of Period......................................    1.743      1.527      1.403      1.335      1.128      1.004
Number of Units Outstanding at End of Period (in
 thousands)..........................................      888        652        554      2,244        358        193

DGPF EMERGING MARKETS SERIES
Unit Value:
  Beginning of Period................................    0.502      0.754      1.000        N/A        N/A        N/A
  End of Period......................................    0.734      0.502      0.754        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      756        184          1        N/A        N/A        N/A

DGPF BALANCED SERIES
Unit Value:
  Beginning of Period................................    2.063      1.764      1.415      1.238      0.991      1.000
  End of Period......................................    1.875      2.063      1.764      1.415      1.238      0.991
Number of Units Outstanding at End of Period (in
 thousands)..........................................    1,290      1,070        420        405        304        173

DGPF CONVERTIBLE SECURITIES SERIES
Unit Value:
  Beginning of Period................................    1.127      1.156      1.000        N/A        N/A        N/A
  End of Period......................................    1.188      1.127      1.156        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................      432        375         84        N/A        N/A        N/A

DGPF HIGH YIELD SERIES
Unit Value:
  Beginning of Period................................    1.346      1.391      1.240      1.116      0.980      1.000
  End of Period......................................    1.293      1.346      1.391      1.240      0.116      0.098
Number of Units Outstanding at End of Period (in
 thousands)..........................................    3,190      3,962      1,388      1,003        670        287

DGPF CAPITAL RESERVES SERIES
Unit Value:
  Beginning of Period................................    1.278      1.214      1.144      1.115      0.991      1.000
  End of Period......................................    1.264      1.278      1.214      1.144      1.115      0.991
Number of Units Outstanding at End of Period (in
 thousands)..........................................      937      1,069        287        208        195        181

DGPF STRATEGIC INCOME SERIES
Unit Value:
  Beginning of Period................................    1.065      1.052      1.000        N/A        N/A        N/A
  End of Period......................................    1.016      1.065      1.052        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................    1,882      1,799        276        N/A        N/A        N/A

DGPF CASH RESERVE SERIES
Unit Value:
  Beginning of Period................................    1.179      1.138      1.096      1.059      1.018      1.000
  End of Period......................................    1.219      1.179      1.138      1.096      1.059      1.018
Number of Units Outstanding at End of Period (in
 thousands)..........................................    2,558      1,603        401        125        126        302

DGPF GLOBAL BOND SERIES
Unit Value:
  Beginning of Period................................    1.171      1.102      1.107      1.000      1.000        N/A
  End of Period......................................    1.113      1.171      1.102      1.107      1.000        N/A
Number of Units Outstanding at End of Period (in
 thousands)..........................................       63         31          7          0        N/A        N/A

No information is shown above for Sub-Accounts that commenced operations after December 31, 1999.

9. First Allmerica Financial Life Insurance Company first offered the Delaware Medallion I policy to the public in 1994.